UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2020

Date of reporting period: November 30, 2020

ITEM 1.	REPORTS TO STOCKHOLDERS.

NOV    11.30.20

ANNUAL REPORT

AB ALL CHINA EQUITY PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB All China Equity Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 1

ANNUAL REPORT

January 10, 2021

This report provides management’s discussion of fund performance for AB All China Equity Portfolio for the annual reporting period ended November 30, 2020.

The Fund’s investment objective is to seek long-term growth of capital.

NAV RETURNS AS OF NOVEMBER 30, 2020 (unaudited)

	6 Months	12 Months

AB ALL CHINA EQUITY PORTFOLIO

Class A Shares	27.59%	26.73%

Advisor Class Shares[1]	27.83%	27.12%

MSCI China All Shares Index (net)	34.56%	38.65%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International (“MSCI”) China All Shares Index (net), for the six- and 12-month periods ended November 30, 2020.

All share classes of the Fund underperformed the benchmark for both periods, before sales charges. Following a strong start in January 2020, the Fund began to encounter headwinds as the COVID-19 outbreak ravaged the market. Besides the Fund’s holdings that were negatively affected by the outbreak, the lack of exposure to large internet businesses, such as e-commerce companies and online game providers that benefited from the stay-at-home lifestyles during the lockdown, detracted, relative to the benchmark. The Fund narrowed its underperformance in November as positive vaccine news triggered a rebound in stocks that had been sold acutely.

During the 12-month period, stock selection within the consumer-discretionary and health-care sectors detracted, while selection in communication services and industrial services contributed.

During the six-month period, stock selection in the consumer-discretionary and technology sectors detracted, while selection in industrials and financials contributed.

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The Fund utilized futures for hedging purposes, which had no material impact on absolute performance for either period.

MARKET REVIEW AND INVESTMENT STRATEGY

Chinese equities rose sharply in both the six- and 12-month periods ended November 30, 2020, as a better handle on the coronavirus outbreak incubated a faster economic recovery. While the US-China trade tensions weighed on investor sentiment for much of the year, the Chinese economy benefited from a robust recovery in exports as the country’s trade partners gradually reopened their economies from the initial draconian lockdowns.

Growth companies within technology and the “new economy” consumer space led market returns for most of the year, as did health-care names. The energy sector was dragged down by depressed energy prices and volumes, while real estate stocks struggled as the government tightened its grip on the property market to forestall any overheating.

Over the past year, investors flocked to market darlings in the consumer and health-care sectors, which featured high growth but were volatile and expensive. This fueled strong headwinds for the Fund, but it also created distortions that the Fund’s Senior Investment Management Team (the “Team”) believes may be a potential source of future returns. To attempt to exploit this opportunity, the Team has focused on identifying attractive businesses trading at compelling prices, as well as on moving up the quality scale without having to pay a hefty premium.

INVESTMENT POLICIES

The Adviser seeks to achieve the Fund’s investment objective by investing, under normal circumstances, at least 80% of the Fund’s net assets in a portfolio of equity securities of companies economically tied to the People’s Republic of China (“China”) (including Hong Kong). A company will be considered to be economically tied to China if it: (i) is domiciled or organized in China; (ii) has securities that are traded principally in China; or (iii) conducts a substantial part of its economic activities in China. Equity securities may include common stocks, preferred stocks, the equity securities of real estate investment trusts, depositary receipts and derivative instruments related to equity securities. The Adviser expects to invest Fund assets both in shares of companies that trade on the Shanghai Stock Exchange or the Shenzhen Stock Exchange (“China A shares”) and shares of companies economically tied to China that trade in Hong Kong or outside of China.

The Adviser believes that, over time, securities that are undervalued by the market relative to their long-term earnings power can provide high

(continued on next page)

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 3

returns. The Adviser will utilize fundamental analysis and its quantitative models to attempt to identify these securities for investment by the Fund, attempting to balance factors relating to valuation, company quality and investor sentiment, and will seek to build a portfolio that delivers attractive risk-adjusted returns.

The Adviser may, but frequently will not, hedge the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives. The Fund is “non-diversified”.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI China All Shares Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI China All Shares Index captures large- and mid-cap representation across China A-shares, B-shares, H-shares, Red-chips, P-chips and foreign listings (e.g., American depositary receipts). The index aims to reflect the opportunity set of China share classes listed in Hong Kong, Shanghai, Shenzhen and outside of China. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors. Investments in emerging-market countries such as China may involve more risk than investments in developed countries because the markets in emerging-market countries are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties. In addition, the value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction in government or central bank support.

China/Single Country Risk: Investments in issuers located in a particular country or geographic region may have more risk because of particular market factors affecting that country or region, including political instability or unpredictable economic conditions. Risks of investments in securities of companies in China include the volatility of the Chinese stock market, heavy dependence on exports, which may be affected adversely by trade barriers or disputes or may decrease, sometimes significantly, when the

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

world economy weakens, and the continuing importance of the role of the Chinese government, which may take actions that affect economic and market practices. While the Chinese economy has grown at a rapid rate in recent years, the rate of growth has been declining, and there can be no assurance that China’s economy will continue to grow in the future. Investments in China A shares are subject to quotas that may restrict daily trading and to additional risks that could affect liquidity compared to investments in companies in developed markets. Risks of investments in companies based in Hong Kong include heavy reliance on the US economy and regional economies, particularly the Chinese economy, which makes these investments vulnerable to changes in these economies.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments in equity securities denominated in foreign currencies or reduce the Fund’s returns. Emerging-market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Depositary Receipts Risk: Investing in depositary receipts involves risks that are similar to the risks of direct investments in foreign securities. For example, investing in depositary receipts may involve risks relating to political, economic or regulatory conditions in foreign countries. In addition, the issuers of the securities underlying certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

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DISCLOSURES AND RISKS (continued)

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

7/25/20181 TO 11/30/2020

This chart illustrates the total value of an assumed $10,000 investment in AB All China Equity Portfolio Class A shares (from 7/25/20181 to 11/30/2020) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 7/25/2018.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	26.73%	21.40%

Since Inception[1]	10.70%	8.69%

ADVISOR CLASS SHARES[2]

1 Year	27.12%	27.12%

Since Inception[1]	10.98%	10.98%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.81% and 1.55% for Class A and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 1.50% and 1.25% for Class A and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before February 28, 2021 and may be extended by the Adviser for additional one-year terms. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s covered operating expenses to exceed the applicable expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 7/25/2018.

2

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 9

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	19.79%

Since Inception[1]	10.95%

ADVISOR CLASS SHARES[2]

1 Year	25.39%

Since Inception[1]	13.23%

1	Inception date: 7/25/2018.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value June 1, 2020	Ending Account Value November 30, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,275.90	$8.53	1.50%
Hypothetical**	$1,000	$1,017.50	$7.57	1.50%
Advisor Class
Actual	$1,000	$1,278.30	$7.12	1.25%
Hypothetical**	$1,000	$1,018.75	$6.31	1.25%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

November 30, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $142.8

1	All data are as of November 30, 2020. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO SUMMARY (continued)

November 30, 2020 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets

Tencent Holdings Ltd.	$13,693,841	9.6%

Alibaba Group Holding Ltd.	12,327,934	8.6

China Construction Bank Corp. – Class H	5,022,632	3.5

Ping An Insurance Group Co. of China Ltd. – Class A (Nth SSE-SEHK)	4,627,192	3.3

Meituan – Class B	4,510,008	3.2

Li Ning Co., Ltd.	4,014,401	2.8

Kweichow Moutai Co., Ltd. – Class A (Nth SSE-SEHK)	3,552,232	2.5

Zoomlion Heavy Industry Science and Technology Co., Ltd. – Class A (Nth SZ-SEHK)	3,337,185	2.3

Luxshare Precision Industry Co., Ltd. – Class A (Nth SZ-SEHK)	3,243,356	2.3

CITIC Securities Co., Ltd. – Class A (Nth SSE-SEHK)	3,011,308	2.1

	$57,340,089	40.2%

1	Long-term investments.

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PORTFOLIO OF INVESTMENTS

November 30, 2020

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.3%
Consumer Discretionary – 30.4%
Auto Components – 0.6%
Huayu Automotive Systems Co., Ltd. – Class A	176,900	$838,737

Automobiles – 3.0%
Geely Automobile Holdings Ltd.	695,000	1,922,669
Great Wall Motor Co., Ltd. – Class H	544,500	1,101,061
Guangzhou Automobile Group Co., Ltd. – Class H	1,198,000	1,288,314

		4,312,044

Diversified Consumer Services – 2.5%
Fu Shou Yuan International Group Ltd.	1,404,000	1,413,055
New Oriental Education & Technology Group, Inc. (Sponsored ADR)(a)	12,640	2,083,704

		3,496,759

Hotels, Restaurants & Leisure – 4.4%
Galaxy Entertainment Group Ltd.	355,000	2,693,664
Jiumaojiu International Holdings Ltd.(a)(b)(c)	666,000	1,515,945
Melco Resorts & Entertainment Ltd. (ADR)	116,340	2,109,244

		6,318,853

Household Durables – 2.0%
Hang Zhou Great Star Industrial Co., Ltd. – Class A(a)	362,700	1,541,942
Midea Group Co., Ltd. – Class A	104,000	1,369,482

		2,911,424

Internet & Direct Marketing Retail – 11.8%
Alibaba Group Holding Ltd.(a)	375,260	12,327,934
Meituan – Class B(a)(c)	120,600	4,510,008

		16,837,942

Specialty Retail – 2.8%
China Tourism Group Duty Free Corp., Ltd. – Class A	44,531	1,304,459
Topsports International Holdings Ltd.(c)	756,000	1,122,344
Zhongsheng Group Holdings Ltd.	205,000	1,541,335

		3,968,138

Textiles, Apparel & Luxury Goods – 3.3%
Li Ning Co., Ltd.	743,000	4,014,401
Shenzhou International Group Holdings Ltd.	44,000	739,529

		4,753,930

		43,437,827

Financials – 15.0%
Banks – 7.9%
Bank of Hangzhou Co., Ltd. – Class A	678,000	1,569,289
Bank of Nanjing Co., Ltd. – Class A	1,002,200	1,314,191
China Construction Bank Corp. – Class H	6,425,000	5,022,632
China Merchants Bank Co., Ltd. – Class H	225,500	1,429,280

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Ping An Bank Co., Ltd. – Class A	670,373	$2,010,208

		11,345,600

Capital Markets – 3.3%
CITIC Securities Co., Ltd. – Class A	654,210	3,011,308
GF Securities Co., Ltd. – Class H	500,600	697,728
Huatai Securities Co., Ltd. – Class H(c)	621,400	970,825

		4,679,861

Insurance – 3.8%
China Pacific Insurance Group Co., Ltd. – Class H	195,200	741,813
Ping An Insurance Group Co. of China Ltd. – Class A	338,793	4,627,192

		5,369,005

		21,394,466

Communication Services – 12.4%
Entertainment – 2.0%
NetEase, Inc. (ADR)	30,860	2,788,818

Interactive Media & Services – 9.6%
Tencent Holdings Ltd.	187,850	13,693,841

Media – 0.8%
Focus Media Information Technology Co., Ltd. –Class A	802,900	1,181,210

		17,663,869

Information Technology – 8.8%
Electronic Equipment, Instruments & Components – 4.0%
BOE Technology Group Co., Ltd. – Class A	1,377,000	1,130,809
Luxshare Precision Industry Co., Ltd. – Class A	412,810	3,243,356
Shengyi Technology Co., Ltd. – Class A	302,842	1,286,203

		5,660,368

IT Services – 3.3%
21Vianet Group, Inc. (ADR)(a)	74,940	2,123,799
GDS Holdings Ltd. (ADR)(a)(b)	28,530	2,568,556

		4,692,355

Semiconductors & Semiconductor Equipment – 1.5%
LONGi Green Energy Technology Co., Ltd. – Class A	142,400	1,487,366
Tianshui Huatian Technology Co., Ltd. – Class A	287,500	696,826

		2,184,192

		12,536,915

Industrials – 8.7%
Building Products – 0.5%
Zhuzhou Kibing Group Co., Ltd. – Class A	394,900	697,888

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Commercial Services & Supplies – 1.6%
A-Living Services Co., Ltd. – Class H(c)	156,250	$658,528
Ever Sunshine Lifestyle Services Group Ltd.(c)	903,000	1,586,845

		2,245,373

Electrical Equipment – 1.4%
Contemporary Amperex Technology Co., Ltd. –Class A	53,549	1,951,413

Machinery – 5.2%
Sany Heavy Industry Co., Ltd. – Class A	417,121	1,946,918
Weichai Power Co., Ltd. – Class A	879,915	2,230,039
Zoomlion Heavy Industry Science and Technology Co., Ltd. – Class A	2,565,645	3,337,185

		7,514,142

		12,408,816

Consumer Staples – 7.3%
Beverages – 6.0%
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd. –Class A	53,700	1,452,546
Kweichow Moutai Co., Ltd. – Class A	13,663	3,552,232
Tsingtao Brewery Co., Ltd. – Class A	106,900	1,480,555
Wuliangye Yibin Co., Ltd. – Class A	53,736	2,071,831

		8,557,164

Food Products – 1.3%
Inner Mongolia Yili Industrial Group Co., Ltd. –Class A	185,508	1,062,498
WH Group Ltd.(c)	1,023,500	833,817

		1,896,315

		10,453,479

Materials – 5.5%
Chemicals – 0.5%
Hengli Petrochemical Co., Ltd. – Class A	183,984	728,812

Construction Materials – 2.2%
Anhui Conch Cement Co., Ltd. – Class A	191,950	1,648,591
China Resources Cement Holdings Ltd.	714,000	886,737
Guangdong Tapai Group Co., Ltd. – Class A	300,400	624,041

		3,159,369

Metals & Mining – 2.3%
Baoshan Iron & Steel Co., Ltd. – Class A	738,479	696,533
Shandong Nanshan Aluminum Co., Ltd. – Class A	1,630,300	713,802
Zijin Mining Group Co., Ltd. – Class A	1,293,500	1,836,563

		3,246,898

Paper & Forest Products – 0.5%
Shandong Chenming Paper Holdings Ltd. – Class A	678,900	707,383

		7,842,462

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care – 5.1%
Health Care Providers & Services – 0.7%
Shanghai Pharmaceuticals Holding Co., Ltd. –Class H	570,500	$964,725

Pharmaceuticals – 4.4%
Jiangsu Hengrui Medicine Co., Ltd. – Class A	151,077	1,972,059
Joincare Pharmaceutical Group Industry Co., Ltd. –Class A	291,600	620,620
Livzon Pharmaceutical Group, Inc. – Class A	157,207	1,009,622
Yunnan Baiyao Group Co., Ltd. – Class A	69,203	1,002,780
Zhejiang Huahai Pharmaceutical Co., Ltd. – Class A	212,250	993,629
Zhejiang NHU Co., Ltd. – Class A	157,480	760,722

		6,359,432

		7,324,157

Real Estate – 4.1%
Real Estate Management & Development – 4.1%
China Resources Land Ltd.	162,000	701,085
CIFI Holdings Group Co., Ltd.	2,557,083	2,209,941
KWG Living Group Holdings Ltd.(a)(c)	307,600	238,110
Midea Real Estate Holding Ltd.(c)	603,800	1,413,705
Poly Developments and Holdings Group Co., Ltd. –Class A	280,200	732,436
Times Neighborhood Holdings Ltd.(c)	466,000	465,578

		5,760,855

Utilities – 2.0%
Gas Utilities – 1.4%
ENN Energy Holdings Ltd.	52,000	685,989
Kunlun Energy Co., Ltd.	1,788,000	1,348,943

		2,034,932

Independent Power and Renewable Electricity Producers – 0.6%
Huaneng Lancang River Hydropower, Inc. – Class A	1,226,200	859,053

		2,893,985

Total Common Stocks (cost $105,193,471)		141,716,831

RIGHTS – 0.0%
Real Estate – 0.0%
Real Estate Management & Development – 0.0%
China Resources Land, Ltd., expiring 12/01/2020(a)(d)(e) (cost $0)	1,815	2,646

18 | AB ALL CHINA EQUITY PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 2.9%
Investment Companies – 2.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.04%(f)(g)(h) (cost $4,210,300)	4,210,300	$4,210,300

Total Investments Before Security Lending Collateral for Securities Loaned – 102.2% (cost $109,403,771)		145,929,777

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 2.3%
Investment Companies – 2.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.04%(f)(g)(h) (cost $3,221,302)	3,221,302	3,221,302

Total Investments – 104.5% (cost $112,625,073)		149,151,079
Other assets less liabilities – (4.5)%		(6,395,548)

Net Assets – 100.0%		$142,755,531

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2020, the aggregate market value of these securities amounted to $13,315,705 or 9.3% of net assets.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	Fair valued by the Adviser.

(f)	The rate shown represents the 7-day yield as of period end.

(g)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(h)	Affiliated investments.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 19

STATEMENT OF ASSETS & LIABILITIES

November 30, 2020

Assets
Investments in securities, at value Unaffiliated issuers (cost $105,193,471)	$141,719,477	(a)
Affiliated issuers (cost $7,431,602—including investment of cash collateral for securities loaned of $3,221,302)	7,431,602
Foreign currencies, at value (cost $22,747)	24,109
Receivable for investment securities sold	284,360
Receivable for capital stock sold	124,539
Unaffiliated dividends receivable	1,231
Affiliated dividends receivable	155

Total assets	149,585,473

Liabilities
Payable for investment securities purchased and foreign currency transactions	3,362,961
Payable for collateral received on securities loaned	3,221,302
Advisory fee payable	98,342
Administrative fee payable	38,361
Transfer Agent fee payable	3,000
Distribution fee payable	470
Accrued expenses and other liabilities	105,506

Total liabilities	6,829,942

Net Assets	$142,755,531

Composition of Net Assets
Capital stock, at par	$1,131
Additional paid-in capital	105,975,900
Distributable earnings	36,778,500

	$142,755,531

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$2,354,535	187,175	$12.58	*

Advisor	$140,400,996	11,120,610	$12.63

(a)	Includes securities on loan with a value of $3,717,323 (See Note E).

*	The maximum offering price per share for Class A shares was $13.14 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended November 30, 2020

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $165,389)	$2,179,088
Affiliated issuers	15,222
Securities lending income	9,115
Interest	6,129	$2,209,554

Expenses
Advisory fee (see Note B)	1,082,652
Transfer agency—Class A	389
Transfer agency—Advisor Class	21,252
Distribution fee—Class A	5,124
Custody and accounting	112,321
Administrative	77,678
Audit and tax	57,396
Registration fees	46,597
Legal	35,222
Printing	17,791
Directors’ fees	17,728
Miscellaneous	19,757

Total expenses	1,493,907
Less: expenses waived and reimbursed by the Adviser (see Note B and Note E)	(66,777)

Net expenses		1,427,130

Net investment income		782,424

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		2,682,257
Futures		(108,507)
Foreign currency transactions		(19,820)
Net change in unrealized appreciation/depreciation on:
Investments		25,310,872
Foreign currency denominated assets and liabilities		1,450

Net gain on investment and foreign currency transactions		27,866,252

Net Increase in Net Assets from Operations		$28,648,676

See notes to financial statements.

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 21

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2020	Year Ended November 30, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$782,424	$886,316
Net realized gain (loss) on investment and foreign currency transactions	2,553,930	(1,867,825)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	25,312,322	12,067,379

Net increase in net assets from operations	28,648,676	11,085,870
Distributions to Shareholders
Class A	(18,285)	– 0	–
Advisor Class	(1,057,302)	– 0	–
Capital Stock Transactions
Net increase	25,825,701	41,440,861

Total increase	53,398,790	52,526,731
Net Assets
Beginning of period	89,356,741	36,830,010

End of period	$142,755,531	$89,356,741

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

November 30, 2020

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 15 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All China Equity Portfolio (the “Fund”), a non-diversified portfolio. The Fund commenced operations on July 25, 2018. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class C, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares are not currently being offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities

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NOTES TO FINANCIAL STATEMENTS (continued)

exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m.,

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NOTES TO FINANCIAL STATEMENTS (continued)

Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where

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NOTES TO FINANCIAL STATEMENTS (continued)

management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2020:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Consumer Discretionary	$4,192,948		$39,244,879		$	– 0	–	$43,437,827
Financials	– 0	–	21,394,466			– 0	–	21,394,466
Communication Services	2,788,818		14,875,051			– 0	–	17,663,869
Information Technology	4,692,355		7,844,560			– 0	–	12,536,915
Industrials	– 0	–	12,408,816			– 0	–	12,408,816
Consumer Staples	– 0	–	10,453,479			– 0	–	10,453,479
Materials	– 0	–	7,842,462			– 0	–	7,842,462
Health Care	– 0	–	7,324,157			– 0	–	7,324,157
Real Estate	238,110		5,522,745			– 0	–	5,760,855
Utilities	– 0	–	2,893,985			– 0	–	2,893,985
Rights	– 0	–	– 0	–		2,646		2,646
Short-Term Investments:
Investment Companies	4,210,300		– 0	–		– 0	–	4,210,300
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	3,221,302		– 0	–		– 0	–	3,221,302

Total Investments in Securities	19,343,833		129,804,600	†		2,646		149,151,079
Other Financial Instruments*	– 0	–	– 0	–		– 0	–	– 0	–

Total	$19,343,833		$129,804,600			$2,646		$149,151,079

†

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed

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NOTES TO FINANCIAL STATEMENTS (continued)

income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/ depreciation as such income and/or gains are earned. The Fund’s investments in Chinese securities may be subject to a 10% Chinese Withholding Income Tax (“WIT”) on any dividends, interest or other income from Chinese sources, unless the statutory WIT of 10% is subject to reduction or exemption in accordance with the applicable tax treaty signed with China or domestic regulation.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior two tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

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NOTES TO FINANCIAL STATEMENTS (continued)

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $118,284 were deferred and amortized on a straight line basis over a one year period starting from July 25, 2018 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .95% of Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to 1.50% and 1.25% of the daily average net assets for Class A and Advisor Class, respectively. For the year ended November 30, 2020, such reimbursements/waivers amounted to $64,112. The Expense Caps may not be terminated by the Adviser before February 28, 2021. Any fees waived and expenses borne by the Adviser through July 25, 2019 are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amount to $218,709 for the period ended November 30, 2018 and $202,645 for the year ended November 30, 2019. In any case, no repayment will be made that would cause the Fund’s total annual operating expenses to exceed the Expense Caps’ net fee percentages set forth above.

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NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2020, the reimbursement for such services amounted to $77,678.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $18,000 for the year ended November 30, 2020.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained no front-end sales charges from the sale of Class A shares and received no contingent deferred sales charges imposed upon redemptions by shareholders of Class A for the year ended November 30, 2020.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2020, such waiver amounted to $2,266.

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2020 is as follows:

Fund	Market Value 11/30/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$647	$43,405	$39,842	$4,210	$15
Government Money Market Portfolio*	253	11,338	8,370	3,221	2

Total				$7,431	$17

*	Investment of cash collateral for securities lending transactions (see Note E).

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NOTES TO FINANCIAL STATEMENTS (continued)

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares. There are no distribution and servicing fees on the Advisor Class. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2020, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$106,907,705		$81,522,436
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$112,879,557

Gross unrealized appreciation	$38,343,399
Gross unrealized depreciation	(2,071,877)

Net unrealized appreciation	$36,271,522

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily

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NOTES TO FINANCIAL STATEMENTS (continued)

fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/ counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended November 30, 2020, the Fund held futures for hedging purposes.

During the year ended November 30, 2020, the Fund had entered into the following derivatives:

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	$(108,507)	$	– 0	–

Total		$(108,507)	$	– 0	–

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended November 30, 2020:

Futures:
Average notional amount of buy contracts	$1,386,293	(a)

(a)	Positions were open for one month during the reporting period.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of

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NOTES TO FINANCIAL STATEMENTS (continued)

currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities

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NOTES TO FINANCIAL STATEMENTS (continued)

lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended November 30, 2020 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$ 3,717,323	$3,221,302	$660,404	$7,355	$1,760	$399

*	As of November 30, 2020.

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended November 30, 2020	Year Ended November 30, 2019		Year Ended November 30, 2020	Year Ended November 30, 2019

Class A
Shares sold	548	103,591		$5,843	$846,500

Shares issued in reinvestment of dividends	1,178	– 0	–	12,351	– 0	–

Net increase	1,726	103,591		$18,194	$846,500

Advisor Class
Shares sold	3,880,486	4,945,639		$41,651,892	$45,991,000
Shares issued in reinvestment of dividends	97,231	– 0	–	1,019,954	– 0	–

Shares redeemed	(1,559,422)	(557,767)		(16,864,339)	(5,396,639)

Net increase	2,418,295	4,387,872		$25,807,507	$40,594,361

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may underperform the market generally.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors. Investments in emerging market countries such as China may involve more risk than investments in developed countries because the markets in emerging market countries are less developed and less liquid and are subject to increased economic, political, regulatory, or other uncertainties. In addition, the value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction in government or central bank support.

China/Single Country Risk—Investments in issuers located in a particular country or geographic region may have more risk because of particular market factors affecting that country or region, including political instability or unpredictable economic conditions. Risks of investments in securities of companies in China include the volatility of the Chinese stock market, heavy dependence on exports, which may be affected adversely by trade barriers or disputes or may decrease, sometimes significantly, when the world economy weakens, and the continuing importance of the role of the Chinese Government, which may take actions that affect economic and market practices. While the Chinese economy has grown at a rapid rate in recent years, the rate of growth has been declining, and there can be no assurance that China’s economy will continue to grow in the future. Investments in China A shares are subject to quotas that may restrict daily trading and to additional risks that could affect liquidity compared to investments in companies in developed markets. Risks of investments in companies based in Hong Kong include heavy reliance on the U.S. economy and regional economies, particularly the Chinese economy, which makes these investments vulnerable to changes in these economies.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments in equity securities denominated in foreign currencies or reduce the Fund’s returns. Emerging market

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NOTES TO FINANCIAL STATEMENTS (continued)

currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Depositary Receipts Risk—Investing in depositary receipts involves risks that are similar to the risks of direct investments in foreign securities. For example, investing in depositary receipts may involve risks relating to political, economic or regulatory conditions in foreign countries. In addition, the issuers of the securities underlying certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to

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NOTES TO FINANCIAL STATEMENTS (continued)

those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2020.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2020 and November 30, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$1,075,587	$	– 0	–

Total taxable distributions paid	$1,075,587	$	– 0	–

As of November 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$627,290
Accumulated capital and other losses	(121,699	)(a)
Unrealized appreciation/(depreciation)	36,272,909	(b)

Total accumulated earnings/(deficit)	$36,778,500

(a)

As of November 30, 2020, the Fund had a net capital loss carryforward of $121,699. During the fiscal year, the Fund utilized $2,431,204 of capital loss carry forwards to offset current year net realized gains.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2020, the Fund had a net short-term capital loss carryforward of $121,699, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE J

Subsequent Events

On November 12, 2020, an Executive Order was issued titled “Addressing the Threat from Securities Investments that Finance Communist Chinese Military Companies” (the “Order”). Effective January 11, 2021, the Order will prohibit U.S. entities (including the Fund) from participating in certain types of transactions involving securities of Chinese companies specified in the Order. The Fund has sold any investments in securities subject to the Order prior to its effective date.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended November 30,			July 25, 2018(a) to November 30, 2018
	2020	2019

Net asset value, beginning of period	$ 10.02	$ 8.37		$ 10.00

Income From Investment Operations

Net investment income (loss)(b)(c)	.04	.10		(.01)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.62	1.55		(1.62)

Net increase (decrease) in net asset value from operations	2.66	1.65		(1.63)

Less: Dividends

Dividends from net investment income	(.10)	– 0	–	– 0	–

Net asset value, end of period	$ 12.58	$ 10.02		$ 8.37

Total Return

Total investment return based on net asset value(d)	26.73%	19.71%		(16.30)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,355	$1,859		$685

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.50%	1.50%		1.50	%(e)

Expenses, before waivers/reimbursements	1.56%	1.93%		4.81	%(e)

Net investment income (loss)(c)	.40%	1.00%		(.33	)%(e)

Portfolio turnover rate	74%	62%		38%

See footnote summary on page 40.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended November 30,			July 25, 2018(a) to November 30, 2018
	2020	2019

Net asset value, beginning of period	$ 10.05	$ 8.38		$ 10.00

Income From Investment Operations

Net investment income (loss)(b)(c)	.08	.12		(.01)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.62	1.55		(1.61)

Net increase (decrease) in net asset value from operations	2.70	1.67		(1.62)

Less: Dividends

Dividends from net investment income	(.12)	– 0	–	– 0	–

Net asset value, end of period	$ 12.63	$ 10.05		$ 8.38

Total Return

Total investment return based on net asset value(d)	27.12%	19.93%		(16.20)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$140,401	$87,498		$36,145

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.25%	1.25%		1.25	%(e)

Expenses, before waivers/reimbursements	1.31%	1.67%		5.13	%(e)

Net investment income (loss)(c)	.69%	1.28%		(.37	)%(e)

Portfolio turnover rate	74%	62%		38%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

40 | AB ALL CHINA EQUITY PORTFOLIO	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB All China Equity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB All China Equity Portfolio (the “Fund”) (one of the portfolios constituting AB Cap Fund, Inc. (the “Company”)), including the portfolio of investments, as of November 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from July 25, 2018 (commencement of operations) through November 30, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Cap Fund, Inc.) at November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period from July 25, 2018 (commencement of operations) through November 30, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud,

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 41

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 27, 2021

42 | AB ALL CHINA EQUITY PORTFOLIO	abfunds.com

2020 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Fund for the taxable year ended November 30, 2020.

For the taxable year ended November 30, 2020, the Fund designates 100% as the maximum amount that may be considered qualified dividend income for individual shareholders.

The Fund intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended November 30, 2020, $165,389 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $2,350,029.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2021.

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 43

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith*, President and Chief Executive Officer Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

John Lin(2), Vice President Stuart Rae(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Vincent S. Noto, Chief Compliance Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s China Equity Team. Messrs. Lin and Rae are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

*	Mr. Keith is expected to retire from the Adviser effective June 30, 2021.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,+ 1345 Avenue of the Americas New York, NY 10105 60 (2018)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional Investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,# Chairman of the Board 79 (2018)	Private Investor since prior to 2016. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semiconductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership, experience and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since
	February 2014.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,^ 69 (2020)	Private Investor since prior to 2016. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since 2020.	74	Moody’s Corporation since April 2011

Michael J. Downey,# 77 (2018)	Private Investor since prior to 2016. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2015 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,# 72 (2018)	Private Investor since prior to 2016. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system) (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	74	None

Jeanette W. Loeb,# 68 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	74	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,# 65 (2018)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	74	None

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 49

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,# 68 (2018)	Private Investor since prior to 2016. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Earl D. Weiner,# 81 (2018)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	74	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+

Mr. Keith is an “interested person” of the Fund, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser. Mr. Keith is expected to retire from the Adviser effective June 30, 2021.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 51

MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s officers is set forth below.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith^ 60	President and Chief Executive Officer	See biography above.

John Lin 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also a Senior Research Analyst for China Value Research.

Stuart Rae 55	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also Chief Investment Officer of the Asia-Pacific Value Equities.

Emilie D. Wrapp 65	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2016.

Michael B. Reyes 44	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2016.

Joseph J. Mantineo 61	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS**”), with which he has been associated since prior to 2016.

Phyllis J. Clarke 59	Controller	Vice President of ABIS**, with which she has been associated since prior to 2016.

Vincent S. Noto 56	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2016.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

^	Mr. Keith is expected to retire from the Adviser effective June 30, 2021.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

52 | AB ALL CHINA EQUITY PORTFOLIO	abfunds.com

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 53

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB All China Equity Portfolio (the “Fund”) at a meeting held by video conference on May 5-7, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. The Adviser had not requested any reimbursements from the Fund since its inception in 2018. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for the period ended December 31, 2018 and calendar year 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s former Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 55

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-year period ended February 29, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand,

56 | AB ALL CHINA EQUITY PORTFOLIO	abfunds.com

and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 57

expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level (which was well below the level at which they would anticipate adding an initial breakpoint) and its profitability (currently unprofitable) to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 59

NOTES

60 | AB ALL CHINA EQUITY PORTFOLIO	abfunds.com

AB ALL CHINA EQUITY PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

ACE-0151-1120

NOV    11.30.20

ANNUAL REPORT

AB ALL MARKET INCOME PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB All Market Income Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 1

ANNUAL REPORT

January 11, 2021

This report provides management’s discussion of fund performance for AB All Market Income Portfolio for the annual reporting period ended November 30, 2020.

The Fund’s investment objective is to seek current income with consideration of capital appreciation.

NAV RETURNS AS OF NOVEMBER 30, 2020 (unaudited)

	6 Months	12 Months

AB ALL MARKET INCOME PORTFOLIO

Class A Shares	12.58%	-4.51%

Class C Shares	12.02%	-5.25%

Advisor Class Shares[1]	12.57%	-4.35%

Primary Benchmark: MSCI ACWI (net)	22.29%	15.01%

Bloomberg Barclays Global Aggregate Bond Index (USD hedged)	1.81%	5.04%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), and the Bloomberg Barclays Global Aggregate Bond Index (USD hedged) for the six- and 12-month periods ended November 30, 2020.

During both periods, all share classes of the Fund underperformed the primary benchmark, and all share classes underperformed the Bloomberg Barclays Global Aggregate Bond Index (USD hedged) for the 12-month period, but outperformed for the six-month period, before sales charges. The Fund’s strategic decision to achieve diversification involved holding assets other than equities; overall, this diversification detracted from performance, relative to the all-equity benchmark.

During the 12-month period, overall security selection within the equity allocation detracted, particularly in income equities, while selection in global real estate investment trusts contributed. In fixed income, allocation to the AB High Income Fund detracted, while exposure to global high yield contributed. Overall security selection within equities and fixed income was

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positive during the six-month period. Selection within equity opportunistic and AB High Income Fund contributed most, while income equities and non-US sovereigns led detractors.

The Fund utilized derivatives in the form of futures, currency forwards, interest rate swaps, credit default swaps, total return swaps, inflation consumer price index (“CPI”) swaps and written options for hedging and investment purposes. For both periods, futures and credit default swaps contributed, while currency forwards and total return swaps detracted from absolute returns. CPI swaps and written options added for the six-month period and detracted for the 12-month period, while interest rate swaps detracted for the six-month period and added for the 12-month period. The Fund’s repositioning in response to increased market volatility was a significant contributor to the Fund’s turnover rate of 104%.

MARKET REVIEW AND INVESTMENT STRATEGY

US and international equities recorded positive returns for the 12-month period ended November 30, 2020. Global equity markets erased losses from March when the COVID-19 pandemic triggered a sharp decline from all-time highs. Investor optimism was supported by expanded monetary and fiscal stimulus, signs of encouraging economic data, and a commitment to vaccine development. In response, global economies rebounded from record GDP contractions amid an early stage economic recovery. At the end of the period—despite surging infection rates—favorable news about the efficacy of potential COVID-19 vaccines, and clarity following the US elections, fueled a broad-based rally defined by a significant shift in market leadership. US mega-cap technology companies, which led equity markets throughout much of the year, underperformed relative to more economically sensitive cyclical stocks. The momentum reversal also benefited small-cap stocks, which outperformed large-cap stocks, and value stocks, which outperformed their growth-style peers. For the 12-month period, however, large-caps have performed better than small-caps, and growth stocks have outperformed value stocks significantly in most categories.

Global fixed-income market returns were positive yet volatile over the 12-month period. Central banks and governments enacted an unprecedented amount of monetary and fiscal stimulus to combat market illiquidity and cushion the negative economic impact of COVID-19, which set the stage for a rebound in risk assets following the initial sell-off in March. Government bonds rallied as interest rates were slashed. Risk assets rallied significantly in November when positive COVID-19 vaccine news extended the credit rally. Emerging-market investment-grade sovereign bonds led gains, followed by developed-market investment-grade and high-yield corporate bonds, as investors searched for higher yields in a period of falling interest rates. Emerging-market corporate bonds posted strong results, and emerging-market local-currency bonds also gained.

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Securitized assets advanced, particularly among commercial mortgage-backed securities. The US dollar declined against most developed-market currencies and was mixed against emerging-market currencies. Brent crude oil prices were volatile and fell about 19% due to an uncertain oil industry outlook. Copper prices advanced more than 30%, and gold rose 21% as a perceived inflation hedge.

The Fund’s Senior Investment Management Team (the “Team”) continues to focus on generating high, stable income with capital growth by investing in global fixed income, global equities and nontraditional assets. The Team utilizes rigorous quantitative research tools and fundamental expertise across all regions and markets.

INVESTMENT POLICIES

The Adviser will allocate the Fund’s investments primarily among a broad range of income-producing securities, including common stock of companies that regularly pay dividends (including real estate investment trusts), debt securities (including high-yield debt securities, also known as “junk bonds”), preferred stocks and derivatives related to these types of securities. In addition, the Fund may engage in certain alternative income strategies that generally utilize derivatives to diversify sources of income and manage risk. The Fund pursues a global strategy, typically investing in securities of issuers located in the United States and in other countries throughout the world, including emerging-market countries.

In selecting equity securities for the Fund, the Adviser focuses on securities that have high-dividend yields and are undervalued by the market relative to their long-term earnings potential. The Adviser intends to gain exposure to high-yield debt securities through investment in the AB High Income Fund and may, in the future, gain such exposure through direct investments in high-income securities. It is expected that the Fund will pursue a number of generally derivatives-based alternative investment strategies, such as taking long positions in currency derivatives on higher yielding currencies and/or short positions in currency derivatives on lower yielding currencies.

The Adviser adjusts the Fund’s investment exposure utilizing the Adviser’s Dynamic Asset Allocation (“DAA”) approach. DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA seeks to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek

(continued on next page)

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to reduce the Fund’s risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. In addition to directly increasing or decreasing asset class exposure by buying or selling securities in that asset class, the Adviser may pursue DAA implementation for the Fund by investing in derivatives and exchange-traded funds (“ETFs”).

The Adviser intends to utilize a variety of derivatives in its management of the Fund. The Adviser may use derivatives to gain exposure to an asset class, such as using interest-rate derivatives to gain exposure to sovereign bonds. As noted above, the Adviser may separately pursue certain alternative investment strategies that utilize derivatives, and may enter into derivatives in making the adjustments called for by DAA. As a result of the use of derivatives and short sales of securities, the Fund will frequently be leveraged, with gross investment exposure substantially in excess of its net assets.

Currency exchange rate fluctuations can have a dramatic impact on returns. The Fund’s foreign currency exposures will come both from investments in equity and debt securities priced or denominated in foreign currencies and from direct holdings of foreign currencies and currency-related derivatives. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI ACWI and the Bloomberg Barclays Global Aggregate Bond Index (USD hedged) are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. The Bloomberg Barclays Global Aggregate Bond Index represents the performance of the global investment-grade developed fixed-income markets, hedged to the US dollar. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

High-Yield Debt Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

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DISCLOSURES AND RISKS (continued)

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk to a greater degree than more traditional investments.

Short Sale Risk: Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling

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DISCLOSURES AND RISKS (continued)

such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies in which the Fund invests (to the extent these expenses are not waived or reimbursed by the Adviser).

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

12/18/20141 TO 11/30/2020

This chart illustrates the total value of an assumed $10,000 investment in AB All Market Income Portfolio Class A shares (from 12/18/20141 to 11/30/2020) as compared to the performance of the Fund’s benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 12/18/2014.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-4.51%	-8.56%

5 Years	4.28%	3.39%

Since Inception[1]	3.77%	3.02%

CLASS C SHARES

1 Year	-5.25%	-6.17%

5 Years	3.51%	3.51%

Since Inception[1]	3.00%	3.00%

ADVISOR CLASS SHARES[2]

1 Year	-4.35%	-4.35%

5 Years	4.54%	4.54%

Since Inception[1]	4.02%	4.02%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.65%, 2.40% and 1.39% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 0.99%, 1.74% and 0.74% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before February 28, 2021 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 12/18/2014.

2

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-7.74%

5 Years	4.26%

Since Inception[1]	3.48%

CLASS C SHARES

1 Year	-5.30%

5 Years	4.40%

Since Inception[1]	3.45%

ADVISOR CLASS SHARES[2]

1 Year	-3.47%

5 Years	5.43%

Since Inception[1]	4.48%

1	Inception date: 12/18/2014.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2020	Ending Account Value November 30, 2020	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,125.80	$3.93	0.74%	$5.26	0.99%
Hypothetical**	$1,000	$1,021.30	$3.74	0.74%	$5.00	0.99%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value June 1, 2020	Ending Account Value November 30, 2020	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class C
Actual	$1,000	$1,120.20	$7.90	1.49%	$9.22	1.74%
Hypothetical**	$1,000	$1,017.55	$7.52	1.49%	$8.77	1.74%
Advisor Class
Actual	$1,000	$1,125.70	$2.60	0.49%	$3.93	0.74%
Hypothetical**	$1,000	$1,022.55	$2.48	0.49%	$3.74	0.74%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period), respectively.

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the acquired fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. Currently the Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios and other expenses of AB High Income Fund. The Fund’s effective expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

November 30, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $94.3

TEN LARGEST HOLDINGS2

Security	U.S. $ Value	Percent of Net Assets

AB High Income Fund, Inc. – Class Z	$35,036,876	37.2%

Apple, Inc.	1,292,645	1.4

Vanguard Global ex-U.S. Real Estate ETF	994,549	1.0

Vanguard Real Estate ETF	914,340	1.0

Amazon.com, Inc.	836,363	0.9

Microsoft Corp.	670,467	0.7

Digital Realty Trust, Inc. Series L	439,220	0.5

Facebook, Inc. – Class A	408,254	0.4

American Homes 4 Rent Series E	388,308	0.4

AbbVie, Inc.	363,311	0.4

	$41,344,333	43.9%

1

All data are as of November 30, 2020. The Fund’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

2	Long-term investments.

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PORTFOLIO OF INVESTMENTS

November 30, 2020

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 39.2%
Funds and Investment Trusts – 39.2%(a)
AB High Income Fund, Inc. – Class Z(b)	4,446,304	$35,036,876
Vanguard Global ex-U.S. Real Estate ETF(c)	18,797	994,549
Vanguard Real Estate ETF	10,885	914,340

Total Investment Companies (cost $38,234,389)		36,945,765

COMMON STOCKS – 32.4%
Information Technology – 6.6%
Communications Equipment – 0.1%
Cisco Systems, Inc.	1,598	68,746
Juniper Networks, Inc.	125	2,721
Motorola Solutions, Inc.	53	9,091

		80,558

Electronic Equipment, Instruments & Components – 0.0%
Arrow Electronics, Inc.(d)	116	10,631
Hitachi Ltd.	366	13,891
Venture Corp., Ltd.	104	1,452

		25,974

IT Services – 0.8%
Amadeus IT Group SA – Class A	153	10,521
Automatic Data Processing, Inc.	139	24,169
Booz Allen Hamilton Holding Corp.	203	17,618
Broadridge Financial Solutions, Inc.	1,380	202,695
Capgemini SE	119	16,556
Computershare Ltd.	184	1,928
EPAM Systems, Inc.(d)	410	132,155
Fidelity National Information Services, Inc.(e)	104	15,435
Genpact Ltd.	122	4,959
International Business Machines Corp.	1,957	241,728
Mastercard, Inc. – Class A	46	15,480
MongoDB, Inc.(d)	90	25,858
Paychex, Inc.	368	34,279
Visa, Inc. – Class A	86	18,090
Western Union Co. (The) – Class W	155	3,497

		764,968

Semiconductors & Semiconductor Equipment – 1.5%
ASML Holding NV	108	46,924
Intel Corp.(e)	4,475	216,366
KLA Corp.	918	231,308
Maxim Integrated Products, Inc.	100	8,304
QUALCOMM, Inc.	1,933	284,480
STMicroelectronics NV	3,670	144,577

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	180	$17,464
Teradyne, Inc.	1,998	220,459
Texas Instruments, Inc.	1,631	262,999
Tokyo Electron Ltd.	57	19,372

		1,452,253

Software – 2.3%
Activision Blizzard, Inc.	156	12,399
Adobe, Inc.(d)	665	318,183
Autodesk, Inc.(d)	50	14,011
Cadence Design Systems, Inc.(d)	1,800	209,340
Check Point Software Technologies Ltd.(d)	170	20,006
Citrix Systems, Inc.	191	23,669
Constellation Software, Inc./Canada	19	23,529
Crowdstrike Holdings, Inc. – Class A(d)	160	24,525
Electronic Arts, Inc.(d)	1,342	171,440
Microsoft Corp.	3,132	670,467
Nice Ltd.(d)	48	11,674
NortonLifeLock, Inc.	1,618	29,496
Nuance Communications, Inc.(d)	211	9,100
Oracle Corp.	3,799	219,279
Oracle Corp./Japan	200	22,181
Sage Group PLC (The)	412	3,304
ServiceNow, Inc.(d)	480	256,584
Trade Desk, Inc. (The) – Class A(d)	13	11,714
Trend Micro, Inc./Japan	50	2,706
Zoom Video Communications, Inc. – Class A(d)	160	76,538

		2,130,145

Technology Hardware, Storage & Peripherals – 1.9%
Apple, Inc.(e)	10,858	1,292,645
Brother Industries Ltd.	84	1,605
HP, Inc.	541	11,864
Logitech International SA	59	5,258
NetApp, Inc.	3,844	204,924
Seagate Technology PLC	3,789	222,831

		1,739,127

		6,193,025

Financials – 5.2%
Banks – 1.7%
Bank Leumi Le-Israel BM	4,225	23,724
BOC Hong Kong Holdings Ltd.	1,400	4,556
Citigroup, Inc.	2,070	113,995
Citizens Financial Group, Inc.	3,911	127,733
Comerica, Inc.	3,670	180,564

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Concordia Financial Group Ltd.	389	$1,382
DBS Group Holdings Ltd.	1,079	20,129
Fifth Third Bancorp	7,939	201,174
Hang Seng Bank Ltd.	289	5,025
Huntington Bancshares, Inc./OH	2,745	33,160
JPMorgan Chase & Co.	71	8,369
KBC Group NV(d)	117	8,145
KeyCorp	369	5,705
M&T Bank Corp.	48	5,592
Mebuki Financial Group, Inc.	96,100	196,813
National Australia Bank Ltd.	3,390	56,397
Nordea Bank Abp(d)	1,520	12,991
Oversea-Chinese Banking Corp., Ltd.	1,251	9,327
People’s United Financial, Inc.	10,240	126,976
PNC Financial Services Group, Inc. (The)	161	22,229
Regions Financial Corp.	363	5,543
Royal Bank of Canada	156	12,740
Signature Bank/New York NY	399	44,764
Societe Generale SA(d)	1,770	35,095
Sumitomo Mitsui Financial Group, Inc.	7,600	218,519
SVB Financial Group(d)	50	17,243
Truist Financial Corp.	510	23,674
United Overseas Bank Ltd.	445	7,401
US Bancorp	189	8,167
Wells Fargo & Co.	2,600	71,110

		1,608,242

Capital Markets – 1.2%
3i Group PLC	368	5,202
Ameriprise Financial, Inc.	46	8,521
ASX Ltd.(c)	73	4,128
Bank of New York Mellon Corp. (The)	301	11,775
CME Group, Inc. – Class A	229	40,082
FactSet Research Systems, Inc.	615	205,262
Franklin Resources, Inc.	8,904	195,799
Hargreaves Lansdown PLC	125	2,368
IGM Financial, Inc.(c)	7,666	202,762
Magellan Financial Group Ltd.	48	2,083
Moody’s Corp.	729	205,826
Morgan Stanley	1,080	66,776
Northern Trust Corp.	75	6,984
Partners Group Holding AG	26	28,033
S&P Global, Inc.	51	17,941
Schroders PLC	47	2,008
Singapore Exchange Ltd.	1,404	9,257
Standard Life Aberdeen PLC	27,168	96,872
State Street Corp.	133	9,374

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

T. Rowe Price Group, Inc.	86	$12,333

		1,133,386

Consumer Finance – 0.0%
Discover Financial Services	115	8,760
Synchrony Financial	198	6,033

		14,793

Diversified Financial Services – 0.4%
Kinnevik AB – Class B(d)	4,353	216,841
M&G PLC	51,074	126,727

		343,568

Equity Real Estate Investment Trusts (REITs) – 0.1%
Mapletree Logistics Trust	56,700	82,961
Orix JREIT, Inc.	12	17,880

		100,841

Insurance – 1.4%
Admiral Group PLC	199	7,496
Aflac, Inc.	256	11,246
Allianz SE	193	45,236
Assicurazioni Generali SpA	417	7,128
Baloise Holding AG	18	3,102
CNP Assurances(d)	583	9,250
Direct Line Insurance Group PLC	516	2,024
Fidelity National Financial, Inc.	104	3,743
Gjensidige Forsikring ASA	75	1,633
Great-West Lifeco, Inc.	105	2,442
Hannover Rueck SE	23	3,844
Hartford Financial Services Group, Inc. (The)	135	5,967
iA Financial Corp., Inc.(c)	4,466	195,566
Japan Post Insurance Co., Ltd.	11,700	194,649
Legal & General Group PLC	46,430	153,329
Lincoln National Corp.	73	3,447
Manulife Financial Corp.	734	12,507
Mapfre SA	37,040	71,074
Medibank Pvt Ltd.	1,042	2,180
MS&AD Insurance Group Holdings, Inc.	168	4,887
NN Group NV	5,189	209,713
Power Corp. of Canada(c)	211	4,751
Principal Financial Group, Inc.	102	5,079
Progressive Corp. (The)	290	25,262
Prudential Financial, Inc.	2,994	226,406
Reinsurance Group of America, Inc. – Class A	26	2,997
RenaissanceRe Holdings Ltd.	73	12,019
Sampo Oyj – Class A	405	17,404
Sompo Holdings, Inc.	127	4,849

18 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Sun Life Financial, Inc.	221	$9,814
Swiss Life Holding AG	12	5,355
T&D Holdings, Inc.	203	2,363
Tokio Marine Holdings, Inc.	239	11,835
Travelers Cos., Inc. (The)	96	12,446
Tryg A/S(c)	57	1,654
Zurich Insurance Group AG	108	43,799

		1,336,496

Mortgage Real Estate Investment Trusts (REITs) – 0.4%
AGNC Investment Corp.	8,630	131,866
Annaly Capital Management, Inc.	27,505	220,040

		351,906

		4,889,232

Health Care – 3.5%
Biotechnology – 0.5%
Amgen, Inc.	1,260	279,771
Gilead Sciences, Inc.	474	28,758
Sarepta Therapeutics, Inc.(d)	1,091	153,678
Vertex Pharmaceuticals, Inc.(d)	126	28,696

		490,903

Health Care Equipment & Supplies – 0.3%
Align Technology, Inc.(d)	20	9,626
Avantor, Inc.(d)	1,420	38,738
Coloplast A/S – Class B	1,059	158,315
Insulet Corp.(d)	390	100,507
Medtronic PLC	69	7,845

		315,031

Health Care Providers & Services – 0.5%
Alfresa Holdings Corp.	71	1,421
AmerisourceBergen Corp. – Class A	1,365	140,745
Anthem, Inc.	60	18,691
Cardinal Health, Inc.	110	6,005
Galenica AG(f)	98	6,274
McKesson Corp.	120	21,589
Sonic Healthcare Ltd.	171	4,134
UnitedHealth Group, Inc.(e)	697	234,429

		433,288

Health Care Technology – 0.2%
Veeva Systems, Inc. – Class A(d)	777	215,128

Life Sciences Tools & Services – 0.2%
Bio-Rad Laboratories, Inc. – Class A(d)	323	173,936

Pharmaceuticals – 1.8%
AbbVie, Inc.	3,474	363,311

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Astellas Pharma, Inc.	704	$10,027
Bayer AG	371	21,375
Bristol-Myers Squibb Co.	2,465	153,816
Eli Lilly & Co.	1,571	228,816
GlaxoSmithKline PLC	2,707	49,131
Johnson & Johnson	1,207	174,628
Merck & Co., Inc.(e)	1,201	96,548
Novartis AG	840	76,050
Novo Nordisk A/S – Class B	2,070	138,738
Orion Oyj – Class B	40	1,881
Pfizer, Inc.	2,103	80,566
Roche Holding AG	369	121,197
Sanofi	429	43,243
Takeda Pharmaceutical Co., Ltd.	3,500	125,202

		1,684,529

		3,312,815

Communication Services – 2.9%
Diversified Telecommunication Services – 1.6%
AT&T, Inc.	10,552	303,370
BCE, Inc.	58	2,514
CenturyLink, Inc.	21,487	224,539
Elisa Oyj	53	2,844
HKT Trust & HKT Ltd. – Class SS	9,433	12,329
Nippon Telegraph & Telephone Corp.	1,387	32,803
PCCW Ltd.	296,000	179,629
Proximus SADP	57	1,190
Shaw Communications, Inc. – Class B	176	3,060
Spark New Zealand Ltd.	63,591	203,323
Swisscom AG	10	5,292
Telefonica SA	50,870	222,228
TELUS Corp.	160	3,086
Verizon Communications, Inc.	4,468	269,912
Washington H Soul Pattinson & Co., Ltd.(c)	40	854

		1,466,973

Entertainment – 0.1%
Netflix, Inc.(d)	200	98,140
Ubisoft Entertainment SA(d)	84	7,966

		106,106

Interactive Media & Services – 0.7%
Alphabet, Inc. – Class A(d)(e)	75	131,580
Alphabet, Inc. – Class C(d)(e)	72	126,773
Auto Trader Group PLC	2,797	20,804
Facebook, Inc. – Class A(d)	1,474	408,254
Kakaku.com, Inc.	300	8,393

		695,804

20 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Media – 0.0%
Comcast Corp. – Class A	333	$16,730
Omnicom Group, Inc.	81	5,103
ViacomCBS, Inc. – Class B	213	7,515

		29,348

Wireless Telecommunication Services – 0.5%
KDDI Corp.	610	17,358
Rogers Communications, Inc. – Class B	134	6,321
Softbank Corp.	19,087	235,168
Vodafone Group PLC	125,010	203,971

		462,818

		2,761,049

Industrials – 2.8%
Aerospace & Defense – 0.1%
BAE Systems PLC	1,217	8,119
General Dynamics Corp.	92	13,740
Huntington Ingalls Industries, Inc.	15	2,403
L3Harris Technologies, Inc.	135	25,919
Lockheed Martin Corp.	96	35,040
Raytheon Technologies Corp.	578	41,454
Singapore Technologies Engineering Ltd.	590	1,685

		128,360

Air Freight & Logistics – 0.3%
CH Robinson Worldwide, Inc.	87	8,176
Deutsche Post AG	374	18,041
SG Holdings Co., Ltd.	200	5,984
United Parcel Service, Inc. – Class B	1,658	283,634

		315,835

Building Products – 0.4%
AGC, Inc.	73	2,427
Carrier Global Corp.	3,620	137,813
Cie de Saint-Gobain(d)	3,250	153,958
Johnson Controls International PLC	281	12,937
LIXIL Group Corp.	1,400	33,502
Masco Corp.	129	6,924

		347,561

Commercial Services & Supplies – 0.3%
Copart, Inc.(d)	640	73,888
Republic Services, Inc. – Class A	2,046	197,889
Ritchie Bros Auctioneers, Inc.	210	15,105
Toppan Printing Co., Ltd.	99	1,351

		288,233

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Construction & Engineering – 0.1%
ACS Actividades de Construccion y Servicios SA	101	$3,191
Bouygues SA	86	3,411
HOCHTIEF AG	9	866
Kajima Corp.	4,970	65,203
Obayashi Corp.	245	2,157
Shimizu Corp.	208	1,573
Taisei Corp.	72	2,533

		78,934

Electrical Equipment – 0.1%
ABB Ltd.	697	18,434
Eaton Corp. PLC	151	18,288
Emerson Electric Co.	226	17,361
Mitsubishi Electric Corp.	690	10,109
Prysmian SpA	366	12,048
Regal Beloit Corp.	68	8,095
Schneider Electric SE	263	36,642

		120,977

Industrial Conglomerates – 0.1%
3M Co.	218	37,655
CK Hutchison Holdings Ltd.	1,021	7,406
DCC PLC	37	2,786
Jardine Matheson Holdings Ltd.	82	4,337
Siemens AG	289	38,574

		90,758

Machinery – 0.5%
Amada Co. Ltd.	122	1,170
Cummins, Inc.	952	220,074
Kone Oyj – Class B	128	10,731
Mitsubishi Heavy Industries Ltd.	7,600	170,658
PACCAR, Inc.	131	11,405
Snap-on, Inc.	220	38,687
Wartsila Oyj Abp	167	1,570

		454,295

Professional Services – 0.4%
Adecco Group AG	1,298	78,467
Experian PLC	211	7,476
Intertrust NV(d)	407	6,984
RELX PLC	909	21,100
RELX PLC (London)	731	16,916
SGS SA	77	219,887
Verisk Analytics, Inc. – Class A	39	7,734
Wolters Kluwer NV	199	16,660

		375,224

22 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Road & Rail – 0.0%
Aurizon Holdings Ltd.	724	$2,255
Kyushu Railway Co.	56	1,179
MTR Corp., Ltd.	584	3,162
Nippon Express Co., Ltd.	27	1,799

		8,395

Trading Companies & Distributors – 0.5%
Fastenal Co.	3,710	183,460
ITOCHU Corp.	509	13,432
WW Grainger, Inc.	550	230,065

		426,957

Transportation Infrastructure – 0.0%
Sydney Airport(c)	500	2,467

		2,637,996

Consumer Discretionary – 2.8%
Auto Components – 0.0%
Bridgestone Corp.	202	7,033
Magna International, Inc. – Class A (Canada)	107	6,561
NGK Spark Plug Co., Ltd.	57	1,031
Sumitomo Electric Industries Ltd.	285	3,249
Xinyi Glass Holdings Ltd.	687	1,542

		19,416

Automobiles – 0.2%
Isuzu Motors Ltd.	208	2,022
Tesla, Inc.(d)	190	107,844
Toyota Motor Corp.	802	54,127

		163,993

Distributors – 0.0%
Genuine Parts Co.	54	5,312

Hotels, Restaurants & Leisure – 0.6%
Aristocrat Leisure Ltd.	981	23,139
Chipotle Mexican Grill, Inc. – Class A(d)	70	90,260
Darden Restaurants, Inc.	890	96,102
Evolution Gaming Group AB(f)	638	54,286
La Francaise des Jeux SAEM(f)	460	19,239
McDonald’s Corp.	235	51,098
Sodexo SA	33	2,724
Starbucks Corp.	1,930	189,179

		526,027

Household Durables – 0.2%
Electrolux AB – Class B	8,434	202,364
Husqvarna AB – Class B	158	1,692
Panasonic Corp.	835	8,856

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Sekisui Chemical Co., Ltd.	135	$2,327
Sekisui House Ltd.	233	4,178
Sony Corp.	100	9,318
Whirlpool Corp.	24	4,671

		233,406

Internet & Direct Marketing Retail – 1.2%
Amazon.com, Inc.(d)(e)	264	836,363
eBay, Inc.	3,451	174,034
Zalando SE(d)(f)	960	97,514

		1,107,911

Leisure Products – 0.0%
Hasbro, Inc.	49	4,559
Peloton Interactive, Inc.(d)	152	17,685

		22,244

Media – 0.0%
Interpublic Group of Cos., Inc. (The)	147	3,275

Multiline Retail – 0.0%
Canadian Tire Corp., Ltd. – Class A	22	2,811
Dollar General Corp.	77	16,831
Wesfarmers Ltd.	429	15,548

		35,190

Specialty Retail – 0.5%
ABC-Mart, Inc.	12	625
AutoZone, Inc.(d)	24	27,303
Home Depot, Inc. (The)(e)	834	231,360
Tractor Supply Co.	1,311	184,602
USS Co., Ltd.	82	1,710

		445,600

Textiles, Apparel & Luxury Goods – 0.1%
Deckers Outdoor Corp.(d)	75	19,094
Pandora A/S	328	32,887

		51,981

		2,614,355

Consumer Staples – 2.5%
Beverages – 0.2%
Asahi Group Holdings Ltd.	171	6,571
Coca-Cola Amatil Ltd.	191	1,769
Coca-Cola Co. (The)	1,698	87,616
Coca-Cola HBC AG	75	2,142
PepsiCo, Inc.	607	87,548
Treasury Wine Estates Ltd.	272	1,708

		187,354

24 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Food & Staples Retailing – 0.2%
CVS Health Corp.	495	$33,556
Etablissements Franz Colruyt NV	20	1,193
ICA Gruppen AB	38	1,840
J Sainsbury PLC	8,960	25,010
Kesko Oyj – Class B	103	2,703
Koninklijke Ahold Delhaize NV	1,372	39,227
Seven & i Holdings Co., Ltd.	285	8,988
Sysco Corp.	182	12,975
Tesco PLC	3,706	11,155
Walgreens Boots Alliance, Inc.	278	10,567
Walmart, Inc.	239	36,517
Wm Morrison Supermarkets PLC	911	2,168

		185,899

Food Products – 0.4%
Archer-Daniels-Midland Co.	210	10,452
Bunge Ltd.	1,200	70,668
Campbell Soup Co.	68	3,401
Conagra Brands, Inc.	184	6,727
Danone SA	233	15,025
General Mills, Inc.	231	14,049
JM Smucker Co. (The)	43	5,040
Kellogg Co.	457	29,207
Morinaga & Co., Ltd./Japan	200	7,297
Mowi ASA	166	3,360
Nestle SA	1,899	212,716
Orkla ASA	284	2,720
Salmar ASA(c)(d)	390	21,319
Tyson Foods, Inc. – Class A	111	7,237
WH Group Ltd.(f)	3,624	2,952

		412,170

Household Products – 0.4%
Kimberly-Clark Corp.	1,669	232,508
Procter & Gamble Co. (The)	1,181	164,006
Reckitt Benckiser Group PLC	269	23,480

		419,994

Personal Products – 0.3%
Pola Orbis Holdings, Inc.	34	678
Unilever PLC (Netherlands)	1,737	105,298
Unilever PLC	2,108	128,030

		234,006

Tobacco – 1.0%
Altria Group, Inc.	5,944	236,749
British American Tobacco PLC	1,091	38,406
Imperial Brands PLC	12,392	223,703

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Japan Tobacco, Inc.	454	$9,190
Philip Morris International, Inc.	3,907	295,955
Swedish Match AB	1,689	136,644

		940,647

		2,380,070

Materials – 2.2%
Chemicals – 0.8%
Air Water, Inc.	69	1,136
Asahi Kasei Corp.	474	4,333
BASF SE	347	25,369
Covestro AG(f)	560	31,160
Dow, Inc.	280	14,843
Eastman Chemical Co.	51	4,967
EMS-Chemie Holding AG	4	3,653
Evonik Industries AG	1,269	38,296
International Flavors & Fragrances, Inc.	32	3,587
Johnson Matthey PLC	3,010	88,694
JSR Corp.	77	2,132
LyondellBasell Industries NV – Class A	452	38,465
Mitsubishi Chemical Holdings Corp.	32,784	180,488
Mitsubishi Gas Chemical Co., Inc.	59	1,249
Mitsui Chemicals, Inc.	5,269	147,303
Nitto Denko Corp.	60	4,947
Nutrien Ltd.	215	10,612
RPM International, Inc.	730	64,247
Sika AG	290	73,789
Sumitomo Chemical Co., Ltd.	563	1,989
Tosoh Corp.	98	1,535

		742,794

Construction Materials – 0.1%
CRH PLC(d)	297	11,682
LafargeHolcim Ltd.(d)	1,890	99,200

		110,882

Containers & Packaging – 0.2%
AMCOR PLC	18,263	206,920
Packaging Corp. of America	36	4,680
Smurfit Kappa Group PLC	540	22,957

		234,557

Metals & Mining – 1.0%
Anglo American PLC	464	13,512
B2Gold Corp.	395	2,202
BHP Group Ltd.	8,742	243,782
Boliden AB	103	3,562
Evolution Mining Ltd.	614	2,240
Evraz PLC	39,208	197,026

26 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Fortescue Metals Group Ltd.	16,636	$221,635
Kinross Gold Corp.	3,800	27,066
Nucor Corp.	114	6,122
Rio Tinto Ltd.	140	10,445
Rio Tinto PLC	424	27,678
Steel Dynamics, Inc.	5,864	212,335

		967,605

Paper & Forest Products – 0.1%
International Paper Co.	711	35,181
Mondi PLC	183	4,004
Oji Holdings Corp.	326	1,480
UPM-Kymmene Oyj	202	6,628

		47,293

		2,103,131

Utilities – 1.8%
Electric Utilities – 1.0%
Alliant Energy Corp.	94	4,944
American Electric Power Co., Inc.	332	28,183
AusNet Services	49,790	67,852
CK Infrastructure Holdings Ltd.	250	1,276
CLP Holdings Ltd.	621	5,834
Duke Energy Corp.	278	25,760
Edison International	143	8,775
EDP – Energias de Portugal SA	3,402	18,185
Endesa SA	6,420	184,527
Enel SpA	17,644	177,019
Eversource Energy	129	11,289
Fortis, Inc./Canada	175	7,046
Fortum Oyj	2,498	57,217
Hydro One Ltd.(f)	124	2,893
Iberdrola SA	2,283	31,340
Mercury NZ Ltd.	257	1,081
NextEra Energy, Inc.	181	13,320
OGE Energy Corp.	75	2,429
Pinnacle West Capital Corp.	42	3,438
Power Assets Holdings Ltd.	525	2,754
PPL Corp.	290	8,242
Red Electrica Corp. SA	10,210	208,724
Terna Rete Elettrica Nazionale SpA(c)	12,222	91,803
Xcel Energy, Inc.	198	13,337

		977,268

Gas Utilities – 0.2%
Hong Kong & China Gas Co., Ltd.	4,035	6,173
Snam SpA	763	4,310
Tokyo Gas Co., Ltd.	400	8,963

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

UGI Corp.	5,770	$204,720

		224,166

Independent Power and Renewable Electricity Producers – 0.1%
Uniper SE	1,470	49,757

Multi-Utilities – 0.5%
AGL Energy Ltd.	10,170	100,389
Ameren Corp.	339	26,368
Atco Ltd./Canada – Class I	1,660	49,901
CMS Energy Corp.	108	6,646
Consolidated Edison, Inc.	1,036	78,996
Dominion Energy, Inc.	318	24,960
DTE Energy Co.	73	9,184
National Grid PLC	1,332	14,916
Public Service Enterprise Group, Inc.	191	11,131
Sempra Energy	879	112,055
WEC Energy Group, Inc.	119	11,299

		445,845

		1,697,036

Real Estate – 1.1%
Equity Real Estate Investment Trusts (REITs) – 0.9%
American Tower Corp.	566	130,859
Iron Mountain, Inc.(c)	7,092	195,030
Nippon Building Fund, Inc.	3	16,534
Omega Healthcare Investors, Inc.	1,340	47,195
Scentre Group(c)	36,200	74,050
Stockland	11,930	39,621
VEREIT, Inc.	27,550	195,330
VICI Properties, Inc.	7,330	185,376

		883,995

Real Estate Management & Development – 0.2%
CK Asset Holdings Ltd.	978	5,344
Daiwa House Industry Co., Ltd.	214	6,540
Hang Lung Properties Ltd.	766	1,894
Henderson Land Development Co., Ltd.	549	2,308
Hongkong Land Holdings Ltd.	441	1,790
Sino Land Co., Ltd.	1,199	1,637
Sun Hung Kai Properties Ltd.	493	6,553
Swire Properties Ltd.	442	1,348
Swiss Prime Site AG	28	2,523
Unibail-Rodamco-Westfield(c)	1,326	94,112
Vonovia SE	174	11,898

28 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Wharf Real Estate Investment Co., Ltd.	632	$2,938

		138,885

		1,022,880

Energy – 1.0%
Energy Equipment & Services – 0.0%
Baker Hughes Co. – Class A	248	4,642

Oil, Gas & Consumable Fuels – 1.0%
Enagas SA	94	2,296
Galp Energia SGPS SA	14,500	155,567
Idemitsu Kosan Co., Ltd.	5,200	107,807
Inter Pipeline Ltd.	162	1,614
Keyera Corp.(c)	5,163	89,091
Koninklijke Vopak NV	26	1,366
Lundin Energy AB	70	1,672
Parkland Corp./Canada	780	23,892
Pembina Pipeline Corp.(c)	208	5,305
Repsol SA	24,820	237,893
Royal Dutch Shell PLC – Class B	752	12,077
TC Energy Corp.	355	15,617
TOTAL SE	1,494	63,414
Valero Energy Corp.	3,440	184,969

		902,580

		907,222

Total Common Stocks (cost $27,254,744)		30,518,811

PREFERRED STOCKS – 6.3%
Real Estate – 6.3%
Diversified REITs – 1.5%
Armada Hoffler Properties, Inc. Series A 6.75%(c)	10,625	263,712
Colony Capital, Inc. Series I 7.15%(c)	9,600	223,200
Gladstone Commercial Corp. Series D 7.00%	7,711	198,944
Gladstone Commercial Corp. Series E 6.625%	2,150	55,792
Global Net Lease, Inc. Series A 7.25%	7,900	209,666

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Global Net Lease, Inc. Series B 6.875%	4,450	$112,140
PS Business Parks, Inc. Series W 5.20%	2,709	70,976
PS Business Parks, Inc. Series Y 5.20%	3,548	94,590
PS Business Parks, Inc. Series Z 4.875%	2,700	73,332
Vornado Realty Trust Series L 5.40%	3,811	95,618

		1,397,970

Hotel & Resort REITs – 0.3%
DiamondRock Hospitality Co. 8.25%	9,900	260,865

Industrial REITs – 0.6%
Monmouth Real Estate Investment Corp. Series C 6.125%	11,600	290,000
Rexford Industrial Realty, Inc. Series A 5.875%	3,400	88,196
Rexford Industrial Realty, Inc. Series B 5.875%	4,725	122,845
Rexford Industrial Realty, Inc. Series C 5.625%	3,975	104,622

		605,663

Office REITs – 0.2%
City Office REIT, Inc. Series A 6.625%	7,025	178,857
SL Green Realty Corp. Series I 6.50%	325	8,385

		187,242

Real Estate Operating Companies – 0.3%
Brookfield Property Partners LP Series A 5.75%	3,000	67,620

30 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Brookfield Property Partners LP Series A2 6.375%	10,650	$257,304

		324,924

Residential REITs – 0.8%
American Homes 4 Rent Series D 6.50%	9,100	236,145
American Homes 4 Rent Series E 6.35%	5,875	152,163
Bluerock Residential Growth REIT, Inc. Series A 8.25%	386	9,870
Investors Real Estate Trust Series C 6.625%	1,200	31,200
UMH Properties, Inc. Series C 6.75%	7,000	176,750
UMH Properties, Inc. Series D 6.375%	5,800	143,492

		749,620

Retail REITs – 1.5%
Brookfield Property REIT, Inc. Series A 6.375%(c)	7,000	155,960
Kimco Realty Corp. Series L 5.125%(c)	7,550	201,283
National Retail Properties, Inc. Series F 5.20%	5,000	128,650
Saul Centers, Inc. Series D 6.125%	8,150	198,778
Saul Centers, Inc. Series E 6.00%	1,500	36,375
SITE Centers Corp. Series A 6.375%	6,775	164,836
Spirit Realty Capital, Inc. Series A 6.00%	5,375	142,438

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Taubman Centers, Inc. Series J 6.50%		7,450	$188,039
Taubman Centers, Inc. Series K 6.25%		2,800	70,784
Urstadt Biddle Properties, Inc. Series K 5.875%(c)		6,500	156,715

			1,443,858

Specialized REITs – 1.1%
Digital Realty Trust, Inc. Series J 5.25%		7,000	187,600
Digital Realty Trust, Inc. Series L 5.20%		9,200	251,620
EPR Properties Series G 5.75%		3,689	82,560
National Storage Affiliates Trust Series A 6.00%(c)		6,363	169,510
Public Storage Series D 4.95%		873	22,689
Public Storage Series M 4.125%(c)		6,250	166,000
QTS Realty Trust, Inc. Series A 7.125%(c)		4,125	113,850

			993,829

Total Preferred Stocks (cost $5,769,678)			5,963,971

		Principal Amount (000)
EMERGING MARKETS – SOVEREIGNS – 2.8%
Argentina – 0.1%
Argentine Republic Government International Bond 0.125%, 07/09/2030-07/09/2035	U.S.$	297	108,323
1.00%, 07/09/2029		16	6,973

			115,296

32 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Bahrain – 0.3%
Bahrain Government International Bond 7.00%, 10/12/2028(f)	U.S.$	200	$229,125

Dominican Republic – 0.2%
Dominican Republic International Bond 6.40%, 06/05/2049(f)		200	221,500

Ecuador – 0.1%
Ecuador Government International Bond 0.50%, 07/31/2030-07/31/2040(f)		182	100,303
Zero Coupon, 07/31/2030(f)		12	5,226

			105,529

Egypt – 0.2%
Egypt Government International Bond 8.70%, 03/01/2049(f)		200	219,312

El Salvador – 0.2%
El Salvador Government International Bond 6.375%, 01/18/2027(f)		182	160,615

Gabon – 0.2%
Gabon Government International Bond 6.625%, 02/06/2031(f)		200	196,625

Ghana – 0.2%
Ghana Government International Bond 8.95%, 03/26/2051(f)		200	198,688

Guatemala – 0.3%
Guatemala Government Bond 4.90%, 06/01/2030(f)		200	229,437

Honduras – 0.2%
Honduras Government International Bond 6.25%, 01/19/2027(f)		150	168,609

Ivory Coast – 0.2%
Ivory Coast Government International Bond 5.375%, 07/23/2024(f)		200	209,875

Kenya – 0.2%
Kenya Government International Bond 6.875%, 06/24/2024(f)		200	216,313

Lebanon – 0.0%
Lebanon Government International Bond Series G 6.60%, 11/27/2026(d)(f)(g)		107	13,375

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Senegal – 0.2%
Senegal Government International Bond 6.75%, 03/13/2048(f)	U.S.$	200	$216,750

Ukraine – 0.2%
Ukraine Government International Bond 7.75%, 09/01/2027(f)		150	166,125

Total Emerging Markets – Sovereigns (cost $2,734,608)			2,667,174

GOVERNMENTS – TREASURIES – 0.7%
Colombia – 0.2%
Colombian TES Series B 6.25%, 11/26/2025	COP	492,700	150,051

Indonesia – 0.2%
Indonesia Treasury Bond Series FR70 8.375%, 03/15/2024	IDR	1,105,000	86,123
Series FR71 9.00%, 03/15/2029		1,438,000	119,205

			205,328

Mexico – 0.2%
Mexican Bonos Series M 20 10.00%, 12/05/2024	MXN	2,777	163,427

Russia – 0.1%
Russian Federal Bond – OFZ Series 6215 7.00%, 08/16/2023	RUB	9,626	133,319

Total Governments – Treasuries (cost $654,472)			652,125

EMERGING MARKETS – TREASURIES – 0.3%
Brazil – 0.1%
Brazil Notas do Tesouro Nacional Series F 10.00%, 01/01/2023-01/01/2025	BRL	658	135,561

34 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

South Africa – 0.2%
Republic of South Africa Government Bond Series 2032 8.25%, 03/31/2032	ZAR	2,848	$162,527

Total Emerging Markets – Treasuries (cost $311,997)			298,088

QUASI-SOVEREIGNS – 0.2%
Quasi-Sovereign Bonds – 0.2%
Mexico – 0.2%
Petroleos Mexicanos 5.95%, 01/28/2031	U.S.$	43	39,967
7.69%, 01/23/2050		97	89,264

Total Quasi-Sovereigns (cost $135,713)			129,231

		Shares
WARRANTS – 0.0%
Cie Financiere Richemont SA, expiring 11/27/2023(d) (cost $0)		444	88

SHORT-TERM INVESTMENTS – 14.1%
Investment Companies – 14.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.04%(a)(b)(h) (cost $13,315,790)		13,315,790	13,315,790

Total Investments Before Security Lending Collateral for Securities Loaned – 96.0% (cost $88,411,391)			90,491,043

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.6%
Investment Companies – 0.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.04%(a)(b)(h) (cost $537,465)		537,465	537,465

Total Investments – 96.6% (cost $88,948,856)			91,028,508
Other assets less liabilities – 3.4%			3,223,378

Net Assets – 100.0%			$94,251,886

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Australian Bond Futures	14	December 2020	$1,528,433	$(880)
10 Yr Mini Japan Government Bond Futures	45	December 2020	6,551,724	1,625
Canadian 10 Yr Bond Futures	7	March 2021	802,249	2,183
Euro STOXX 50 Index Futures	1	December 2020	41,810	20
Long Gilt Futures	9	March 2021	1,610,059	350
MSCI Emerging Markets Futures	16	December 2020	961,840	68,966
MSCI Singapore IX ETS Futures	49	December 2020	1,172,982	(38,819)
OMXS30 Index Futures	17	December 2020	379,120	528
S&P 500 E-Mini Futures	7	December 2020	1,268,120	39,138
S&P TSX 60 Index Futures	2	December 2020	314,776	(1,558)
TOPIX Index Futures	1	December 2020	168,151	2,795

Sold Contracts
Euro STOXX 50 Index Futures	27	December 2020	1,128,854	(54,210)
FTSE 100 Index Futures	12	December 2020	1,006,662	3,418
Hang Seng Index Futures	1	December 2020	170,506	1,321
Mini S&P TSX 60 Futures	1	December 2020	39,347	(1,817)
MSCI Emerging Markets Futures	4	December 2020	406,600	(33,055)
S&P 500 E-Mini Futures	10	December 2020	1,811,600	(87,455)
S&P TSX 60 Index Futures	1	December 2020	157,388	(1,819)
SPI 200 Futures	6	December 2020	718,892	(14,007)
TOPIX Index Futures	3	December 2020	504,454	(41,400)

				$(154,676)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	IDR	7,790,724	USD	539	01/15/2021	$(9,412)
Barclays Bank PLC	IDR	2,297,456	USD	162	01/15/2021	411
Barclays Bank PLC	NOK	6,616	USD	729	01/15/2021	(15,093)
Barclays Bank PLC	EUR	554	USD	656	12/18/2020	(5,015)
Barclays Bank PLC	PHP	52	USD	1	01/14/2021	(7)
Barclays Bank PLC	USD	248	PHP	11,979	01/14/2021	575
Barclays Bank PLC	USD	151	MYR	618	03/25/2021	(51)
Barclays Bank PLC	USD	191	CNY	1,260	01/27/2021	(525)
Barclays Bank PLC	USD	167	KRW	184,588	01/14/2021	(83)
Barclays Bank PLC	USD	257	CNY	1,708	01/27/2021	1,296
Barclays Bank PLC	USD	510	INR	37,623	01/15/2021	(3,891)
Citibank, NA	KRW	182,933	USD	161	01/14/2021	(4,160)
Citibank, NA	CZK	24,153	USD	1,047	12/23/2020	(50,447)
Citibank, NA	TWD	16,952	USD	604	01/27/2021	6,488
Credit Suisse International	CHF	900	USD	990	12/16/2020	(1,357)
Credit Suisse International	USD	927	SEK	8,023	01/15/2021	9,406

36 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	COP	2,004,547	USD	550	01/14/2021	$(6,529)
Deutsche Bank AG	PEN	3,268	USD	908	01/14/2021	1,536
Deutsche Bank AG	GBP	397	USD	524	01/21/2021	(5,553)
Deutsche Bank AG	PEN	365	USD	100	01/14/2021	(1,053)
Deutsche Bank AG	USD	670	NZD	974	12/22/2020	12,918
Deutsche Bank AG	USD	567	INR	42,011	01/15/2021	(1,648)
Deutsche Bank AG	USD	154	COP	552,696	01/14/2021	(374)
Goldman Sachs International	BRL	189	USD	35	12/02/2020	170
Goldman Sachs International	BRL	189	USD	33	12/02/2020	(2,511)
Goldman Sachs International	USD	33	BRL	189	12/02/2020	1,833
Goldman Sachs International	USD	35	BRL	189	12/02/2020	(170)
Goldman Sachs International	USD	726	RUB	55,911	01/22/2021	2,757
Goldman Sachs International	USD	672	IDR	10,067,130	01/15/2021	36,566
HSBC Bank USA	USD	956	CNY	6,390	01/27/2021	10,315
Morgan Stanley Capital Services, Inc.	CLP	775,814	USD	1,026	01/14/2021	6,609
State Street Bank & Trust Co.	HUF	137,220	USD	454	12/23/2020	(2,386)
State Street Bank & Trust Co.	JPY	17,773	USD	171	12/11/2020	970
State Street Bank & Trust Co.	MXN	3,361	USD	167	12/11/2020	427
State Street Bank & Trust Co.	SEK	3,357	USD	392	12/16/2020	714
State Street Bank & Trust Co.	JPY	3,871	USD	37	12/15/2020	47
State Street Bank & Trust Co.	MXN	2,525	USD	117	12/11/2020	(7,409)
State Street Bank & Trust Co.	PLN	1,086	USD	280	12/23/2020	(9,638)
State Street Bank & Trust Co.	NZD	974	USD	675	12/22/2020	(8,362)
State Street Bank & Trust Co.	CHF	391	USD	429	01/29/2021	(2,198)
State Street Bank & Trust Co.	PLN	377	USD	101	12/23/2020	95
State Street Bank & Trust Co.	GBP	181	USD	241	12/16/2020	126
State Street Bank & Trust Co.	ILS	151	USD	45	12/15/2020	(944)
State Street Bank & Trust Co.	NOK	144	USD	16	12/15/2020	(410)
State Street Bank & Trust Co.	GBP	94	USD	125	01/21/2021	(758)
State Street Bank & Trust Co.	CAD	32	USD	25	12/15/2020	(205)
State Street Bank & Trust Co.	CHF	37	USD	41	12/15/2020	(271)
State Street Bank & Trust Co.	EUR	61	USD	73	12/15/2020	(199)
State Street Bank & Trust Co.	SEK	23	USD	3	12/15/2020	(17)
State Street Bank & Trust Co.	DKK	12	USD	2	12/15/2020	(22)
State Street Bank & Trust Co.	GBP	20	USD	26	12/15/2020	(349)
State Street Bank & Trust Co.	AUD	10	USD	7	12/15/2020	18
State Street Bank & Trust Co.	GBP	8	USD	11	12/15/2020	11
State Street Bank & Trust Co.	SGD	7	USD	5	12/15/2020	(34)
State Street Bank & Trust Co.	CHF	6	USD	7	12/15/2020	14
State Street Bank & Trust Co.	USD	5	GBP	5	12/15/2020	(15)
State Street Bank & Trust Co.	USD	5	ILS	17	12/15/2020	51
State Street Bank & Trust Co.	USD	22	EUR	19	12/15/2020	190
State Street Bank & Trust Co.	USD	3	GBP	2	12/15/2020	29
State Street Bank & Trust Co.	USD	12	AUD	16	12/15/2020	142
State Street Bank & Trust Co.	USD	8	CHF	7	12/15/2020	(8)
State Street Bank & Trust Co.	USD	7	HKD	52	12/15/2020	2
State Street Bank & Trust Co.	USD	267	GBP	201	01/21/2021	1,154
State Street Bank & Trust Co.	USD	68	AUD	93	01/12/2021	(117)
State Street Bank & Trust Co.	USD	102	CHF	93	12/16/2020	630
State Street Bank & Trust Co.	USD	41	JPY	4,289	12/15/2020	360
State Street Bank & Trust Co.	USD	146	CAD	189	12/16/2020	(66)

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	USD	656	EUR	554	12/18/2020	$5,246
State Street Bank & Trust Co.	USD	2	JPY	256	12/15/2020	(6)
State Street Bank & Trust Co.	USD	218	CAD	285	12/10/2020	1,609
State Street Bank & Trust Co.	USD	244	CAD	320	12/16/2020	2,293
State Street Bank & Trust Co.	USD	587	AUD	804	01/12/2021	3,499
State Street Bank & Trust Co.	USD	120	PLN	477	12/23/2020	6,794
State Street Bank & Trust Co.	USD	175	NOK	1,618	01/15/2021	6,576
State Street Bank & Trust Co.	USD	708	THB	21,934	01/07/2021	17,207
State Street Bank & Trust Co.	USD	286	TRY	2,286	01/21/2021	627
State Street Bank & Trust Co.	USD	298	TRY	2,286	12/01/2020	(5,465)
State Street Bank & Trust Co.	USD	621	MXN	13,146	12/11/2020	29,101
State Street Bank & Trust Co.	USD	370	NOK	3,285	01/15/2021	(903)
State Street Bank & Trust Co.	USD	460	SEK	3,953	12/16/2020	534
State Street Bank & Trust Co.	USD	287	CZK	6,714	12/23/2020	18,435
State Street Bank & Trust Co.	USD	45	HUF	14,177	12/23/2020	2,167
State Street Bank & Trust Co.	USD	152	JPY	15,875	12/16/2020	(6)
UBS AG	COP	1,880,919	USD	502	01/14/2021	(19,962)
UBS AG	AUD	1,688	USD	1,232	01/12/2021	(7,702)
UBS AG	USD	691	JPY	72,264	12/11/2020	1,048

						$15,665

CALL OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value
Nikkei 225 Index(i)	Goldman Sachs International	2,000	JPY	27,875.00	December 2020	JPY	55,750	$536	$(536)
FTSE 100 Index(i)	Citibank, NA	30	GBP	6,525.00	December 2020	GBP	196	1,146	(1,146)
Euro STOXX 50 Index(i)	Citibank, NA	130	EUR	3,675.00	December 2020	EUR	478	1,143	(1,143)
S&P 500 Index(i)	UBS AG	1,000	USD	3,750.00	December 2020	USD	3,750	10,400	(10,400)

								$13,225	$(13,225)

PUT OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value
Nikkei 225 Index(i)	Goldman Sachs International	2,000	JPY	25,375.00	December 2020	JPY	50,750	$1,897	$(1,897)
FTSE 100 Index(i)	Citibank, NA	30	GBP	6,100.00	December 2020	GBP	183	1,898	(1,898)
Euro STOXX 50 Index(i)	Citibank, NA	130	EUR	3,325.00	December 2020	EUR	432	2,580	(2,580)
S&P 500 Index(i)	UBS AG	1,000	USD	3,485.00	December 2020	USD	3,485	20,400	(20,400)

								$26,775	$(26,775)

38 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at November 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Morgan Stanley & Co. LLC CDX-NAHY Series 35, 5 Year Index, 12/20/2025*	5.00%	Quarterly	3.04%	USD	930	$92,222	$55,274	$36,948
iTraxx Xover Series 33, 5 Year Index, 06/20/2025*	5.00	Quarterly	2.54	EUR	1,824	247,881	147,005	100,876

						$340,103	$202,279	$137,824

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

		Rate Type
Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD 1,050	01/10/2022	3 Month LIBOR	1.941%	Quarterly/Semi-Annual	$27,652	$—	$27,652
CNY 740	02/17/2025	China 7-Day Reverse Repo Rate	2.547%	Quarterly/Quarterly	(948)	—	(948)
CNY 2,204	02/20/2025	China 7-Day Reverse Repo Rate	2.598%	Quarterly/Quarterly	(2,171)	—	(2,171)
CNY 2,236	02/21/2025	China 7-Day Reverse Repo Rate	2.620%	Quarterly/Quarterly	(1,846)	—	(1,846)
USD 520	03/09/2028	3 Month LIBOR	2.931%	Quarterly/Semi-Annual	88,761	—	88,761
USD 120	04/25/2028	3 Month LIBOR	3.011%	Quarterly/Semi-Annual	21,099	—	21,099

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

		Rate Type
Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
EUR 530	07/16/2028	6 Month EURIBOR	0.871%	Semi-Annual/Annual	$63,374	$—	$63,374
USD 590	02/14/2029	3 Month LIBOR	2.707%	Quarterly/Semi-Annual	99,718	—	99,718
USD 130	05/02/2029	3 Month LIBOR	2.501%	Quarterly/Semi-Annual	19,297	—	19,297
EUR 200	05/03/2029	6 Month EURIBOR	0.523%	Semi-Annual/Annual	18,234	—	18,234
USD 350	09/11/2029	3 Month LIBOR	1.509%	Quarterly/Semi-Annual	23,580	—	23,580
EUR 280	09/12/2029	6 Month EURIBOR	(0.157)%	Semi-Annual/Annual	4,687	—	4,687
USD 260	10/17/2029	3 Month LIBOR	1.636%	Quarterly/Semi-Annual	20,133	—	20,133
USD 240	11/18/2029	3 Month LIBOR	1.728%	Quarterly/Semi-Annual	20,286	—	20,286
EUR 180	11/18/2029	6 Month EURIBOR	0.073%	Semi-Annual/Annual	7,381	—	7,381
USD 190	12/18/2029	3 Month LIBOR	1.836%	Quarterly/Semi-Annual	19,311	—	19,311
USD 310	01/21/2030	3 Month LIBOR	1.790%	Quarterly/Semi-Annual	29,815	—	29,815
EUR 220	01/23/2030	6 Month EURIBOR	0.131%	Semi-Annual/Annual	10,919	—	10,919
USD 150	02/12/2030	3 Month LIBOR	1.495%	Quarterly/Semi-Annual	10,181	—	10,181
USD 670	06/10/2030	3 Month LIBOR	0.865%	Quarterly/Semi-Annual	5,534	—	5,534
EUR 430	06/11/2030	6 Month EURIBOR	(0.045)%	Semi-Annual/Annual	11,766	3	11,763
EUR 60	06/19/2030	6 Month EURIBOR	(0.119)%	Semi-Annual/Annual	1,090	(3)	1,093
USD 40	06/19/2030	3 Month LIBOR	0.725%	Quarterly/Semi-Annual	(230)	—	(230)
USD 760	08/04/2030	3 Month LIBOR	0536%	Quarterly/Semi-Annual	(19,630)	—	(19,630)
EUR 520	08/05/2030	6 Month EURIBOR	(0.232)%	Semi-Annual/Annual	2,348	—	2,348
NOK 4,270	08/11/2030	6 Month NIBOR	0.825%	Semi-Annual/Annual	(11,334)	—	(11,334)
USD 320	08/20/2030	3 Month LIBOR	0.645%	Quarterly/Semi-Annual	(5,012)	—	(5,012)
GBP 310	09/24/2030	0.375%	6 Month LIBOR	Semi-Annual/Semi-Annual	3,637	—	3,637
USD 1,510	10/21/2030	3 Month LIBOR	0.794%	Quarterly/Semi-Annual	(5,632)	—	(5,632)
EUR 600	10/22/2030	6 Month EURIBOR	(0.280)%	Semi-Annual/Annual	(1,955)	—	(1,955)
GBP 70	11/09/2030	0.533%	6 Month LIBOR	Semi-Annual/Semi-Annual	(565)	—	(565)

40 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Rate Type
Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
NOK 6,940	11/11/2030	6 Month NIBOR	1.031%	Semi-Annual/Annual	$(5,714)	$—	$(5,714)
EUR 970	11/11/2030	(0.219)%	6 Month EURIBOR	Annual/Semi-Annual	(4,288)	—	(4,288)
CHF 720	11/11/2030	6 Month LIBOR	0.303%	Semi-Annual/Annual	(215)	—	(215)
CHF 470	11/11/2030	(0.303)%	6 Month LIBOR	Annual/Semi-Annual	148	761	(613)
USD 480	11/12/2030	3 Month LIBOR	0.938%	Quarterly/Semi-Annual	4,631	—	4,631
EUR 190	11/12/2030	6 Month EURIBOR	(0.169)%	Semi-Annual/Annual	1,994	—	1,994
GBP 60	11/13/2030	0.493%	6 Month LIBOR	Semi-Annual/Semi-Annual	(155)	—	(155)
AUD 80	11/16/2030	6 Month BBSW	0.843%	Semi-Annual/Semi-Annual	(303)	—	(303)
JPY 94,230	11/17/2030	0.040%	6 Month LIBOR	Semi-Annual/Semi-Annual	(425)	(5)	(420)
NOK 1,300	11/17/2030	6 Month NIBOR	1.053%	Semi-Annual/Annual	(755)	—	(755)
NZD 560	11/17/2030	3 Month BKBM	0.785%	Quarterly/Semi-Annual	(4,193)	—	(4,193)
CAD 270	11/19/2030	1.182%	3 Month CDOR	Semi-Annual/Semi-Annual	213	—	213
NOK 1,100	11/23/2030	6 Month NIBOR	1.079%	Semi-Annual/Annual	(349)	—	(349)
NZD 890	11/23/2030	3 Month BKBM	0.841%	Quarterly/Semi-Annual	(3,438)	—	(3,438)
CAD 500	11/25/2030	1.198%	3 Month CDOR	Semi-Annual/Semi-Annual	(121)	7	(128)
NOK 2,060	11/27/2030	6 Month NIBOR	1.111%	Semi-Annual/Annual	41	—	41
USD 450	11/27/2030	0.869%	3 Month LIBOR	Semi-Annual/Quarterly	(1,080)	—	(1,080)
EUR 120	11/27/2030	(0.247)%	6 Month EURIBOR	Annual/Semi-Annual	(70)	—	(70)
AUD 600	12/01/2030	6 Month BBSW	0.899%	Semi-Annual/Semi-Annual	(157)	—	(157)
EUR 230	12/02/2030	(0.253)%	6 Month EURIBOR	Annual/Semi-Annual	51	75	(24)
USD 220	08/21/2045	3 Month LIBOR	2.630%	Quarterly/Semi-Annual	69,386	—	69,386
USD 70	09/04/2045	3 Month LIBOR	2.708%	Quarterly/Semi-Annual	23,221	—	23,221

					$537,902	$838	$537,064

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD 8,300	01/05/2023	2.163%	CPI#	Maturity	$(175,204)	$—	$(175,204)
Bank of America, NA	610	01/19/2023	2.213%	CPI#	Maturity	(14,931)	—	(14,931)
JPMorgan Chase Bank, NA	400	11/10/2021	1.896%	CPI#	Maturity	(953)	—	(953)

						$(191,088)	$—	$(191,088)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs International
GSABHY01	1.00%	Quarterly	USD 751	02/18/2021	$(28,348)
JPMorgan Chase Bank, NA
JPABSAA1(1)	0.14%	Maturity	USD 13,291	12/31/2020	– 0	–
JPQABHY1(2)	0.13%	Quarterly	USD 594	02/18/2021	(15,694)
Morgan Stanley Capital Services LLC
Swiss Marketing Index Future	0.00%	Monthly	CHF 312	12/23/2020	(2,540)

					$(46,582)

(a)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(b)	Affiliated investments.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Non-income producing security.

(e)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(f)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2020, the aggregate market value of these securities amounted to $2,766,196 or 2.9% of net assets.

(g)	Defaulted.

(h)	The rate shown represents the 7-day yield as of period end.

(i)	One contract relates to 1 share.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

42 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CZK – Czech Koruna

DKK – Danish Krone

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

IDR – Indonesian Rupiah

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

THB – Thailand Baht

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

BBSW – Bank Bill Swap Reference Rate (Australia)

BKBM – Bank Bill Benchmark (New Zealand)

CDOR – Canadian Dealer Offered Rate

CDX-NAHY – North American High Yield Credit Default Swap Index

CPI – Consumer Price Index

ETF – Exchange Traded Fund

ETS – Emission Trading Scheme

EURIBOR – Euro Interbank Offered Rate

FTSE – Financial Times Stock Exchange

LIBOR – London Interbank Offered Rate

MSCI – Morgan Stanley Capital International

NIBOR – Norwegian Interbank Offered Rate

REIT – Real Estate Investment Trust

SPI – Share Price Index

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 43

PORTFOLIO OF INVESTMENTS (continued)

(1)	The following table represents the 50 largest (long/(short)) equity basket holdings underlying the total return swap with JPABSAA1 as of November 30, 2020.

Security Description	Shares	Current Notional	Percent of Basket’s Value
S&P 500 Total Return	(1,036)	$(7,742,745)	(58.3)%
MSCI Daily TR Gross EAFE	(477)	(4,264,167)	(32.1)%
JPMorgan Cash	(7,963)	(2,425,340)	(18.3)%
Microsoft Corp.	2,847	609,369	4.6%
MSCI Daily TR Gross Canada	(52)	(429,488)	(3.2)%
Apple, Inc.	3,145	374,432	2.8%
Walmart, Inc.	2,201	336,254	2.5%
Roche Holding AG	960	317,166	2.4%
Procter & Gamble Co./The	2,178	302,482	2.3%
Amazon.com, Inc.	95	301,014	2.3%
Alphabet, Inc.	161	283,393	2.1%
Oracle Corp.	4,910	283,393	2.1%
UnitedHealth Group, Inc.	829	278,988	2.1%
Home Depot Inc./The	953	264,305	2.0%
Koninklijke Ahold Delhaize NV	8,750	251,089	1.9%
Texas Instruments, Inc.	1,557	251,089	1.9%
AutoZone, Inc.	219	249,621	1.9%
Enel SpA	24,785	248,153	1.9%
L3Harris Technologies, Inc.	1,254	240,811	1.8%
Aristocrat Leisure, Ltd.	9,448	223,186	1.7%
Automatic Data Processing, Inc.	1,275	221,722	1.7%
Constellation Software, Inc.	173	214,380	1.6%
Citrix Systems, Inc.	1,706	211,444	1.6%
Paychex, Inc.	2,270	211,444	1.6%
Facebook, Inc.	758	209,975	1.6%
Swedish Match AB	2,472	199,697	1.5%
Salmar ASA	3,575	196,760	1.5%
RELX PLC	8,370	195,292	1.5%
Nippon Telegraph & Telephone Co.	8,075	190,887	1.4%
Check Point Software Technology	1,610	189,418	1.4%
Ameren Corp.	2,398	186,482	1.4%
Auto Trader Group PLC	249	186,482	1.4%
Deckers Outdoor Corp.	709	180,608	1.4%
Partners Group Holding AG	165	177,671	1.3%
Anthem, Inc.	566	176,203	1.3%
Merck & Co., Inc.	2,192	176,203	1.3%
Booz Allen Hamilton Holding Co.	1,946	168,861	1.3%
Visa, Inc.	782	164,456	1.2%
Comcast Corp.	3,244	162,988	1.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	1,665	161,519	1.2%
Wolters Kluwer NV	1,868	157,114	1.2%
Sampo Oyj	3,625	157,114	1.2%
S&P Global, Inc.	442	155,646	1.2%
CME Group, Inc.	881	154,178	1.2%
Oracle Corp./(Japan)	1,376	152,709	1.1%
Dollar General Corp.	699	152,709	1.1%
Novo Nordisk A/S	2,264	152,709	1.1%
Capgemini SE	1,087	151,241	1.1%
Mastercard, Inc.	428	143,899	1.1%
Fidelity National Information	950	140,962	1.1%
Other Long	163,053	4,557,787	34.3%

44 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(2)	The following table represents the 50 largest (long/(short)) equity basket holdings underlying the total return swap with JPQABHY1 as of November 30, 2020.

Security Description	Shares	Current Notional	Percent of Basket’s Value
JPMorgan Cash	(1,200)	$(365,546)	(61.5)%
Tesla, Inc.	45	25,768	4.3%
HD Supply Holdings, Inc.	437	24,383	4.1%
Nuance Communications, Inc.	563	24,267	4.1%
Alcoa Corp.	1,216	24,194	4.1%
Freeport-McMoRan, Inc.	966	22,603	3.8%
Hannon Armstrong Sustainable Infrastructure	407	22,227	3.7%
PTC, Inc.	206	22,199	3.7%
Tempur Sealy International, Inc.	875	22,048	3.7%
Mattel, Inc.	1,412	21,878	3.7%
Newell Brands, Inc.	1,001	21,276	3.6%
United Rentals, Inc.	93	21,090	3.5%
AECOM	404	20,962	3.5%
T-Mobile US, Inc.	156	20,707	3.5%
Western Digital Corp.	461	20,692	3.5%
Lennar Corp.	272	20,607	3.5%
Kraft Heinz Co./The	625	20,573	3.5%
PulteGroup, Inc.	471	20,531	3.5%
Microchip Technology, Inc.	151	20,315	3.4%
LPL Financial Holdings, Inc.	223	20,224	3.4%
Black Knight, Inc.	220	20,193	3.4%
Teleflex, Inc.	53	20,112	3.4%
Avient Corp.	550	20,109	3.4%
MSCI, Inc.	49	20,053	3.4%
Qorvo, Inc.	128	20,045	3.4%
Berry Global Group, Inc.	377	19,956	3.4%
Netflix, Inc.	41	19,945	3.4%
Sensata Technologies Holding PLC	407	19,882	3.3%
Clean Harbors, Inc.	274	19,820	3.3%
Darling Ingredients, Inc.	410	19,814	3.3%
B&G Foods, Inc.	715	19,789	3.3%
Ball Corp.	206	19,747	3.3%
Crown Holdings, Inc.	209	19,731	3.3%
NRG Energy, Inc.	599	19,622	3.3%
HCA Healthcare, Inc.	130	19,486	3.3%
Avantor, Inc.	713	19,459	3.3%
Hologic, Inc.	280	19,342	3.3%
Lamar Advertising Co.	243	19,316	3.3%
Ally Financial, Inc.	640	18,983	3.2%
Charles River Laboratories International, Inc.	81	18,903	3.2%
Vistra Corp.	1,011	18,892	3.2%
VeriSign, Inc.	94	18,867	3.2%
Service Corp. International	388	18,861	3.2%
CDK Global, Inc.	390	18,672	3.1%
Gartner, Inc.	123	18,652	3.1%
AES Corp./The	912	18,641	3.1%
IQVIA Holdings, Inc.	110	18,610	3.1%
Lamb Weston Holdings, Inc.	252	18,245	3.1%
CIT Group, Inc.	544	18,206	3.1%
Penske Automotive Group, Inc.	329	18,136	3.1%
Other Long	1,116	35,251	5.9%
Other (Short)	(44,830)	(681,354)	(114.7)%

See notes to financial statements.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 45

STATEMENT OF ASSETS & LIABILITIES

November 30, 2020

Assets
Investments in securities, at value
Unaffiliated issuers (cost $38,939,537)	$42,138,377	(a)
Affiliated issuers (cost $50,009,319 – including investment of cash collateral for securities loaned of $537,465)	48,890,131
Cash collateral due from broker	1,295,702
Foreign currencies, at value (cost $3,286,367)	3,318,533
Receivable for investment securities sold	760,601
Unaffiliated dividends and interest receivable	196,607
Unrealized appreciation on forward currency exchange contracts	190,996
Affiliated dividends receivable	171,916
Receivable for capital stock sold	159,545
Receivable due from Adviser	7,919
Receivable for variation margin on centrally cleared swaps	3,412

Total assets	97,133,739

Liabilities
Due to custodian	367
Options written, at value (premiums received $40,000)	40,000
Payable for investment securities purchased and foreign currency transactions	1,018,145
Payable for collateral received on securities loaned	537,465
Payable for capital stock redeemed	478,635
Unrealized depreciation on inflation swaps	191,088
Payable for terminated total return swaps	189,499
Unrealized depreciation on forward currency exchange contracts	175,331
Unrealized depreciation on total return swaps	46,582
Payable for variation margin on futures	12,051
Directors’ fees payable	4,731
Transfer Agent fee payable	3,000
Distribution fee payable	2,007
Accrued expenses and other liabilities	182,952

Total liabilities	2,881,853

Net Assets	$94,251,886

Composition of Net Assets
Capital stock, at par	$1,036
Additional paid-in capital	107,455,399
Accumulated loss	(13,204,549)

	$94,251,886

(a)	Includes securities on loan with a value of $1,171,449 (see Note E).

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (Continued)

November 30, 2020

Net Asset Value Per Share – 11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$6,623,980	728,959	$9.09	*

C	$845,001	92,980	$9.09

Advisor	$86,782,905	9,536,701	$9.10

*	The maximum offering price per share for Class A shares was $9.49 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 47

STATEMENT OF OPERATIONS

Year Ended November 30, 2020

Investment Income
Dividends
Affiliated issuers	$2,420,471
Unaffiliated issuers (net of foreign taxes withheld of $43,972)	788,383
Interest (net of foreign taxes withheld of $1,545)	259,987
Securities lending income	24,447	$3,493,288

Expenses
Advisory fee (see Note B)	528,724
Distribution fee—Class A	16,683
Distribution fee—Class C	9,626
Transfer agency—Class A	2,788
Transfer agency—Class C	439
Transfer agency—Advisor Class	36,912
Custody and accounting	191,657
Audit and tax	122,731
Registration fees	57,130
Printing	33,485
Legal	30,473
Directors’ fees	17,430
Administrative	17,034
Miscellaneous	37,255

Total expenses	1,102,367
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(585,695)

Net expenses		516,672

Net investment income		2,976,616

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Affiliated Underlying Portfolios		(3,199,783)
Investment transactions(a)		(5,259,239)
Forward currency exchange contracts		(215,212)
Futures		374,885
Options written		(1,350,411)
Swaps		(1,694,272)
Foreign currency transactions		541,614
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios		509,470
Investments(b)		1,059,470
Forward currency exchange contracts		(157,610)
Futures		40,664
Options written		3,904
Swaps		(172,763)
Foreign currency denominated assets and liabilities		56,059

Net loss on investment and foreign currency transactions		(9,463,224)

Net Decrease in Net Assets from Operations		$(6,486,608)

(a)	Net of foreign capital gains taxes of $5,711.

(b)	Net of increase in accrued foreign capital gains taxes of $308.

See notes to financial statements.

48 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2020	Year Ended November 30, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,976,616	$3,771,534
Net realized loss on investment and foreign currency transactions	(10,802,418)	(1,008,006)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	1,339,194	8,685,069

Net increase (decrease) in net assets from operations	(6,486,608)	11,448,597
Distributions to Shareholders
Class A	(286,500)	(295,752)
Class C	(33,929)	(33,952)
Advisor Class	(4,028,729)	(4,400,064)
Capital Stock Transactions
Net decrease	(3,051,229)	(2,700,241)

Total increase (decrease)	(13,886,995)	4,018,588
Net Assets
Beginning of period	108,138,881	104,120,293

End of period	$94,251,886	$108,138,881

See notes to financial statements.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 49

NOTES TO FINANCIAL STATEMENTS

November 30, 2020

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 15 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All Market Income Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock

50 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 51

NOTES TO FINANCIAL STATEMENTS (continued)

pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are

52 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 53

NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2020:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Investment Companies	$36,945,765		$	– 0	–	$	– 0	–	$36,945,765
Common Stocks:
Information Technology	5,912,429			280,596			– 0	–	6,193,025
Financials	2,907,372			1,981,860			– 0	–	4,889,232
Health Care	2,590,530			722,285			– 0	–	3,312,815
Communication Services	1,606,897			1,154,152			– 0	–	2,761,049
Industrials	1,716,082			921,914			– 0	–	2,637,996
Consumer Discretionary	2,072,803			541,552			– 0	–	2,614,355
Consumer Staples	1,523,010			857,060			– 0	–	2,380,070
Materials	683,272			1,419,859			– 0	–	2,103,131
Utilities	671,089			1,025,947			– 0	–	1,697,036
Real Estate	847,902			174,978			– 0	–	1,022,880
Energy	326,497			580,725			– 0	–	907,222
Preferred Stocks	5,963,971			– 0	–		– 0	–	5,963,971
Emerging Markets – Sovereigns	– 0	–		2,667,174			– 0	–	2,667,174
Governments – Treasuries	– 0	–		652,125			– 0	–	652,125
Emerging Markets – Treasuries	– 0	–		298,088			– 0	–	298,088
Quasi-Sovereigns	– 0	–		129,231			– 0	–	129,231
Warrants	88			– 0	–		– 0	–	88
Short-Term Investments	13,315,790			– 0	–		– 0	–	13,315,790
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	537,465			– 0	–		– 0	–	537,465

Total Investments in Securities	77,620,962			13,407,546			– 0	–	91,028,508
Other Financial Instruments(a):
Assets:
Futures	112,262			8,082			– 0	–	120,344	(b)
Forward Currency Exchange Contracts	– 0	–		190,996			– 0	–	190,996
Centrally Cleared Credit Default Swaps	– 0	–		340,103			– 0	–	340,103	(b)
Centrally Cleared Interest Rate Swaps	– 0	–		608,488			– 0	–	608,488	(b)
Liabilities:
Futures	(126,584)			(148,436)			– 0	–	(275,020	)(b)
Forward Currency Exchange Contracts	– 0	–		(175,331)			– 0	–	(175,331)
Call Options Written	– 0	–		(13,225)			– 0	–	(13,225)
Put Options Written	– 0	–		(26,775)			– 0	–	(26,775)
Centrally Cleared Interest Rate Swaps	– 0	–		(70,586)			– 0	–	(70,586	)(b)
Inflation (CPI) Swaps	– 0	–		(191,088)			– 0	–	(191,088)
Total Return Swaps	– 0	–		(46,582)			– 0	–	(46,582)

Total	$77,606,640			$13,883,192		$	– 0	–	$91,489,832

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

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(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily.

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Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% for the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to ..99%, 1.74% and .74% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. For the year ended November 30, 2020, such reimbursements/waivers amounted to $363,819. The Expense Caps may not be terminated by the Adviser before February 28, 2021. Any fees waived and expenses borne by the Adviser through May 10, 2016 are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee were waived or the expense were borne; such waivers that are subject to

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repayment amounted to $192,023 for the year ended November 30, 2016. In any case, no reimbursement payment will be made that would cause the Fund’s total annual fund operating expenses to exceed the Expense Caps’ net fee percentages set forth above.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2020, the Adviser voluntarily agreed to waive such fees in the amount of $17,034.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $17,943 for the year ended November 30, 2020.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $577 from the sale of Class A shares and received $0 and $774 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended November 30, 2020.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2020, such waiver amounted to $14,467.

The Fund currently invests in AB High Income Fund, Inc. (“ABHI”), an open-end management investment company managed by the Adviser. The Adviser has contractually agreed to waive its management fees and/or bear Fund expenses through February 28, 2021 in an amount equal to the Fund’s proportionate share of all advisory fees and other expenses of ABHI that are indirectly borne by the Fund. For the year ended November 30, 2020, such waiver amounted to $207,161.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2020 is as follows:

											Distributions
Fund	Market Value 11/30/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)			Change in Unrealized Appr./ (Depr.) (000)			Market Value 11/30/20 (000)	Dividend Income (000)	Realized Gains (000)
Government Money Market Portfolio	$12,176	$116,438	$115,298	$	– 0	–	$	– 0	–	$13,316	$73	$	– 0	–
AB High Income Fund, Inc.	38,947	12,955	14,174		(3,200)			509		35,037	2,347		– 0	–
Government Money Market Portfolio*	3,632	14,569	17,664		– 0	–		– 0	–	537	2		– 0	–

Total					$(3,200)			$509		$48,890	$2,422	$	– 0	–

*	Investments of cash collateral for securities lending transactions (see Note E).

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and

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shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $2,737 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2020 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)...................	$81,152,674		$88,071,459
U.S. government securities......................	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$92,575,845

Gross unrealized appreciation	$5,172,456
Gross unrealized depreciation	(6,467,454)

Net unrealized depreciation	$(1,294,998)

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1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

During the year ended November 30, 2020, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for

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non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended November 30, 2020, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the

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strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the year ended November 30, 2020, the Fund held written options for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of

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each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a

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realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended November 30, 2020, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended November 30, 2020, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by

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the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

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During the year ended November 30, 2020, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended November 30, 2020, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

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During the year ended November 30, 2020, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$ 4,158	*	Receivable/Payable for variation margin on futures	$ 880	*

Equity contracts	Receivable/Payable for variation margin on futures	116,186	*	Receivable/Payable for variation margin on futures	274,140	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	137,824	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	608,289	*	Receivable/Payable for variation margin on centrally cleared swaps	71,225	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	190,996		Unrealized depreciation on forward currency exchange contracts	175,331

Equity contracts				Options written, at value	40,000

Interest rate contracts				Unrealized depreciation on inflation swaps	191,088

Equity contracts				Unrealized depreciation on total return swaps	46,582

Total		$1,057,453			$799,246

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$6,680	$46,902

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$368,205	$(6,238)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(215,212)	(157,610)
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(1,350,411)	3,904

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	550,834	(49,856)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	164,838	86,423

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(2,409,944)	(209,330)

Total		$(2,885,010)	$(285,805)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended November 30, 2020:

Futures:
Average notional amount of buy contracts	$12,904,812
Average notional amount of sale contracts	$5,272,737
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$15,915,527
Average principal amount of sale contracts	$16,457,005

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NOTES TO FINANCIAL STATEMENTS (continued)

Options Written:
Average notional amount	$14,091,912
Interest Rate Swaps:
Average notional amount	$323,152	(a)
Inflation Swaps:
Average notional amount	$10,934,615
Centrally Cleared Interest Rate Swaps:
Average notional amount	$19,360,894
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$3,378,253	(b)
Total Return Swaps:
Average notional amount	$23,068,733

(a)	Positions were open for five months during the year.

(b)	Positions were open for six months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of November 30, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

AB All Market Income Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Barclays Bank PLC	$2,282	$(2,282)	$–0	–	$–0	–	$	– 0	–
Citibank, NA	6,488	(6,488)	– 0	–	–0	–	– 0	–
Credit Suisse International	9,406	(1,357)	– 0	–	–0	–	8,049
Deutsche Bank AG	14,454	(14,454)	– 0	–	–0	–	– 0	–
Goldman Sachs International	41,326	(33,462)	– 0	–	–0	–	7,864
HSBC Bank USA	10,315	– 0	–	– 0	–	–0	–	10,315
Morgan Stanley Capital Services, Inc./ Morgan Stanley Capital Services LLC	6,609	(2,540)	– 0	–	–0	–	4,069
State Street Bank & Trust Co.	99,068	(39,788)	– 0	–	–0	–	59,280
UBS AG	1,048	(1,048)	– 0	–	–0	–	– 0	–

Total	$190,996	$(101,419)	$	– 0	–	$	– 0	–	$89,577	^

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*		Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$190,135	$	– 0	–	$(190,135)		$	– 0	–	$	– 0	–
Barclays Bank PLC	34,077		(2,282)		– 0	–		– 0	–		31,795
Citibank, NA	61,374		(6,488)		– 0	–		– 0	–		54,886
Credit Suisse International	1,357		(1,357)		– 0	–		– 0	–		– 0	–
Deutsche Bank AG	15,157		(14,454)		– 0	–		– 0	–		703
Goldman Sachs International	33,462		(33,462)		– 0	–		– 0	–		– 0	–
JPMorgan Chase Bank, NA	16,647		– 0	–	(16,647)			– 0	–		– 0	–
Morgan Stanley Capital Services, Inc./ Morgan Stanley Capital Services LLC	2,540		(2,540)		– 0	–		– 0	–		– 0	–
State Street Bank & Trust Co.	39,788		(39,788)		– 0	–		– 0	–		– 0	–
UBS AG	58,464		(1,048)		– 0	–		– 0	–		57,416

Total	$453,001		$(101,419)		$(206,782)		$	– 0	–		$144,800	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral

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will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions surrounding securities lending for the year ended November 30, 2020 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$1,171,449	$537,465	$690,888	$22,071	$2,376	$248

*	As of November 30, 2020.

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2020	Year Ended November 30, 2019

Class A
Shares sold	58,049	188,088	$571,095	$1,776,194

Shares issued in reinvestment of dividends and distributions	28,692	26,790	252,993	256,931

Shares redeemed	(108,278)	(65,268)	(897,189)	(614,489)

Net increase (decrease)	(21,537)	149,610	$(73,101)	$1,418,636

Class C
Shares sold	26,776	53,240	$264,853	$513,693

Shares issued in reinvestment of dividends and distributions	2,432	1,923	21,460	18,464

Shares redeemed	(47,404)	(19,621)	(424,605)	(191,311)

Net increase (decrease)	(18,196)	35,542	$(138,292)	$340,846

Advisor Class
Shares sold	3,743,456	4,911,372	$33,372,624	$47,025,856

Shares issued in reinvestment of dividends and distributions	361,269	346,143	3,192,212	3,318,980

Shares redeemed	(4,566,651)	(5,758,592)	(39,404,672)	(54,804,559)

Net decrease	(461,926)	(501,077)	$(2,839,836)	$(4,459,723)

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

High Yield Debt Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

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NOTES TO FINANCIAL STATEMENTS (continued)

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Short Sale Risk— Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

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NOTES TO FINANCIAL STATEMENTS (continued)

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies in which the funds invests (to the extent these expenses are not waived or reimbursed by the Adviser).

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

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NOTES TO FINANCIAL STATEMENTS (continued)

Management Risk —The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2020.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2020 and November 30, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$4,349,158	$4,729,768

Total taxable distributions	$4,349,158	$4,729,768

As of November 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$103,261
Accumulated capital and other losses	(12,071,054	)(a)
Unrealized appreciation/(depreciation)	(1,222,257	)(b)

Total accumulated earnings/(deficit)	$(13,190,050	)(c)

(a)	As of November 30, 2020, the Fund had a net capital loss carryforward of $12,066,410. As of November 30, 2020, the cumulative deferred loss on straddles was $4,644.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital

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NOTES TO FINANCIAL STATEMENTS (continued)

losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2020, the Fund had a net short-term capital loss carryforward of $7,951,278 and a net long-term capital loss carryforward of $4,115,132, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to taxable overdistributions resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables —Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08, which did not have a material impact on the Fund’s financial position or the results of its operations, and had no impact on the Fund’s net assets.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended November 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 9.94	$ 9.30	$ 10.43	$ 9.90	$ 9.75

Income From Investment Operations

Net investment income(a)(b)	.26	.33	.48	.45	.39

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.73)	.74	(.95)	.72	.37

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.47)	1.07	(.47)	1.17	.76

Less: Dividends and Distributions

Dividends from net investment income	(.38)	(.43)	(.45)	(.64)	(.52)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.21)	– 0	–	(.09)

Total dividends and distributions	(.38)	(.43)	(.66)	(.64)	(.61)

Net asset value, end of period	$ 9.09	$ 9.94	$ 9.30	$ 10.43	$ 9.90

Total Return

Total investment return based on net asset value(d)	(4.51	) %	11.77%	(4.80	) %	12.30%	8.20%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,624	$7,463	$5,590	$5,247	$399

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.76%	.78%	.74%	.76%	.78%

Expenses, before waivers/reimbursements(e)‡	1.37%	1.41%	1.37%	1.80%	3.91%

Net investment income(b)	2.87%	3.43%	4.85%	4.39%	4.04%

Portfolio turnover rate	105%	77%	74%	69%	94%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.24%	.24%	.26%	.23%	.22%

See footnote summary on page 81.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended November 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 9.94	$ 9.30	$ 10.44	$ 9.90	$ 9.75

Income From Investment Operations

Net investment income(a)(b)	.19	.25	.40	.37	.33

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.73)	.75	(.95)	.73	.36

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.54)	1.00	(.55)	1.10	.69

Less: Dividends and Distributions

Dividends from net investment income	(.31)	(.36)	(.38)	(.56)	(.45)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.21)	– 0	–	(.09)

Total dividends and distributions	(.31)	(.36)	(.59)	(.56)	(.54)

Net asset value, end of period	$ 9.09	$ 9.94	$ 9.30	$ 10.44	$ 9.90

Total Return

Total investment return based on net asset value(d)	(5.25	) %	10.98%	(5.57	) %(f)	11.42%	7.42%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$845	$1,105	$704	$426	$102

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.51%	1.53%	1.49%	1.52%	1.54%

Expenses, before waivers/reimbursements(e)‡	2.12%	2.16%	2.13%	2.65%	4.70%

Net investment income(b)	2.15%	2.65%	4.11%	3.63%	3.35%

Portfolio turnover rate	105%	77%	74%	69%	94%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.24%	.24%	.26%	.23%	.22%

See footnote summary on page 81.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended November 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 9.96	$ 9.32	$ 10.45	$ 9.91	$ 9.75

Income From Investment Operations

Net investment income(a)(b)	.28	.36	.50	.47	.50

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.73)	.73	(.95)	.73	.29

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.45)	1.09	(.45)	1.20	.79

Less: Dividends and Distributions

Dividends from net investment income	(.41)	(.45)	(.47)	(.66)	(.54)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.21)	– 0	–	(.09)

Total dividends and distributions	(.41)	(.45)	(.68)	(.66)	(.63)

Net asset value, end of period	$ 9.10	$ 9.96	$ 9.32	$ 10.45	$ 9.91

Total Return

Total investment return based on net asset value(d)	(4.35	) %	12.03%	(4.56	) %	12.53%	8.51%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$86,783	$99,571	$97,826	$89,667	$19,926

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.51%	.53%	.49%	.52%	.53%

Expenses, before waivers/reimbursements(e)‡	1.12%	1.15%	1.12%	1.61%	3.40%

Net investment income(b)	3.12%	3.77%	5.09%	4.64%	5.08%

Portfolio turnover rate	105%	77%	74%	69%	94%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.24%	.24%	.26%	.23%	.22%

See footnote summary on page 81.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the period shown below, such waiver amounted to:

	Year Ended November 30,
	2020	2019	2018	2017	2016
Class A	.23%	.21%	.25%	.22%	.21%
Class C	.23%	.21%	.25%	.22%	.20%
Advisor Class	.23%	.21%	.25%	.22%	.21%

(f)

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB All Market Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB All Market Income Portfolio (the “Fund”) (one of the funds constituting AB Cap Fund, Inc. (the “Company”)), including the portfolio of investments, as of November 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Cap Fund, Inc.) at November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 27, 2021

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2020 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2020. For individual shareholders, the Fund designates 14.13% of dividends paid as qualified dividend income. For corporate shareholders, 8.02% of dividends paid qualify for the dividends received deduction.

For foreign shareholders, 21.19% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2021.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith*, President and Chief Executive Officer Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Morgan C. Harting(2), Vice President Daniel J. Loewy(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by its Multi-Asset Solutions Team. Messrs. Harting and Loewy are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

*	Mr. Keith is expected to retire from the Adviser effective June 30, 2021.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,# 1345 Avenue of the Americas, New York, NY 10105 60 (2014)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 79 (2014)	Private Investor since prior to 2016. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of the AB Funds since February 2014.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jorge A. Bermudez,## 69 (2020)	Private Investor since prior to 2016. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	74	Moody’s Corporation since April 2011

Michael J. Downey,## 77 (2014)	Private Investor since prior to 2016. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2016 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Nancy P. Jacklin,## 72 (2014)	Private Investor since prior to 2016. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system) (December 2002 – May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	74	None

Jeanette W. Loeb,## 68 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	74	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Carol C. McMullen,## 65 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016 and Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Garry L. Moody, 68 (2014)	Private Investor since prior to 2016. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of Board IQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chair of the Audit Committees, of the AB Funds since 2008.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Earl D. Weiner,## 81 (2014)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	74	None

*	The address for each of the Fund’s Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#

Mr. Keith is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Fund due to his position as a Senior Vice President of the Adviser. He is expected to retire from the Adviser effective June 30, 2021.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain Information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE (5) YEARS
Robert M. Keith^ 60	President and Chief Executive Officer	See biography above.

Morgan C. Harting 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016.

Daniel J. Loewy 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also Chief Investment Officer and Head of Multi-Asset Solutions and Chief Investment Officer for Dynamic Asset Allocation.

Emilie D. Wrapp 65	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2016.

Michael B. Reyes 44	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2016.

Joseph J. Mantineo 61	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2016.

Phyllis J. Clarke 60	Controller	Vice President of ABIS**, with which she has been associated since prior to 2016.

Vincent S. Noto 56	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2016.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

^	Mr. Keith is expected to retire from the Adviser effective June 30, 2021.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB All Market Income Portfolio (the “Fund”) at a meeting held by video conference on August 4-5, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying funds advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

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Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. The Adviser had not requested any reimbursements from the Fund since its inception in December 2014. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying funds advised by the Adviser in which the Fund invests, including, but not limited to, benefits

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relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended May 31, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any

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sub-advised funds utilizing investment strategies similar to the those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the

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expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the peer group median. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 99

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

Global Bond Fund

High Income Fund

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Intermediate Duration Portfolio

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Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

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NOTES

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 101

NOTES

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NOTES

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 103

NOTES

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AB ALL MARKET INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

AMI-0151-1120

NOV    11.30.20

ANNUAL REPORT

AB SMALL CAP VALUE PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Small Cap Value Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 1

ANNUAL REPORT

January 6, 2021

This report provides management’s discussion of fund performance for AB Small Cap Value Portfolio for the annual reporting period ended November 30, 2020.

The Fund’s investment objective is to seek long-term growth of capital.

NAV RETURNS AS OF NOVEMBER 30, 2020 (unaudited)

	6 Months	12 Months

AB SMALL CAP VALUE PORTFOLIO

Class A Shares	28.31%	-2.71%

Class C Shares	27.90%	-3.41%

Advisor Class Shares[1]	28.43%	-2.42%

Russell 2000 Value Index	30.40%	0.35%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Russell 2000 Value Index, for the six- and 12-month periods ended November 30, 2020.

During the 12-month period, all share classes underperformed the benchmark, before sales charges. Overall security selection detracted, relative to the benchmark, primarily within the consumer-discretionary and materials sectors, while selection within real estate and communication services contributed. Sector selection contributed, led by overweights to consumer discretionary and technology that were partially offset by underweights to health care and materials.

During the six-month period, all share classes underperformed the benchmark, before sales charges. Security selection detracted, led by selection in the consumer-discretionary and real estate sectors, while selection within financials and industrials contributed. Sector selection was positive, as losses from an overweight to technology and an underweight to materials were offset by an overweight to consumer discretionary and an underweight to utilities.

The Fund did not utilize derivatives during the six- or 12-month periods.

2 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

MARKET REVIEW AND INVESTMENT STRATEGY

US and international equities recorded positive returns for the 12-month period ended November 30, 2020. Global equity markets erased losses from March when the COVID-19 pandemic triggered a sharp decline from all-time highs. Investor optimism was supported by expanded monetary and fiscal stimulus, signs of encouraging economic data, and a commitment to vaccine development. In response, global economies rebounded from record GDP contractions amid an early stage economic recovery. At the end of the period—despite surging infection rates—favorable news about the efficacy of potential COVID-19 vaccines, and clarity following the US elections, fueled a broad-based rally defined by a significant shift in market leadership. US mega-cap technology companies, which led equity markets throughout much of the year, underperformed relative to more economically sensitive cyclical stocks. The momentum reversal also benefited small-cap stocks, which outperformed large-cap stocks, and value stocks, which outperformed their growth-style peers. For the 12-month period, however, large-caps have performed better than small-caps, and growth stocks have outperformed value stocks significantly in most categories.

The Fund’s Senior Investment Management Team (the “Team”) seeks to invest opportunistically in what it considers to be undervalued companies with solid fundamentals and attractive long-term earnings prospects. The Fund’s emphasis continues to be at the stock-specific level, as the Team looks for companies that offer compelling valuation, strong free cash flow and significant company-level catalysts.

INVESTMENT POLICIES

The Fund invests primarily in a portfolio of equity securities of small-capitalization US companies. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small-capitalization companies. For purposes of this policy, small-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2000 Value Index and the greater of $2.5 billion or the largest company in the Russell 2000 Value Index.

The Fund invests in companies that are determined by the Adviser to be undervalued, using the Adviser’s fundamental value approach. In selecting securities for the Fund, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of the securities.

The Adviser seeks to manage the overall portfolio volatility relative to the Russell 2000 Value Index by favoring promising securities that offer the best balance between return and targeted risk.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 3

DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 2000® Value Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2000 Value Index represents the performance of small-cap value companies within the US. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may underperform the market generally.

Capitalization Risk: Investments in small-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Industry/Sector Risk: Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the

4 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 5

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

12/3/20141 TO 11/30/2020

This chart illustrates the total value of an assumed $10,000 investment in AB Small Cap Value Portfolio Class A shares (from 12/3/20141 to 11/30/2020) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 12/3/2014.

6 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-2.71%	-6.84%

5 Years	5.10%	4.19%

Since Inception[1]	5.36%	4.61%

CLASS C SHARES

1 Year	-3.41%	-4.35%

5 Years	4.33%	4.33%

Since Inception[1]	4.58%	4.58%

ADVISOR CLASS SHARES[2]

1 Year	-2.42%	-2.42%

5 Years	5.36%	5.36%

Since Inception[1]	5.63%	5.63%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.20%, 1.97% and 0.96% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 12/3/2014.

2

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 7

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-1.20%

5 Years	7.22%

Since Inception[1]	6.03%

CLASS C SHARES

1 Year	1.43%

5 Years	7.34%

Since Inception[1]	5.99%

ADVISOR CLASS SHARES[2]

1 Year	3.45%

5 Years	8.44%

Since Inception[1]	7.06%

1	Inception date: 12/3/2014.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

8 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 9

EXPENSE EXAMPLE (continued)

	Beginning Account Value June 1, 2020	Ending Account Value November 30, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,283.10	$6.79	1.19%
Hypothetical**	$1,000	$1,019.05	$6.01	1.19%
Class C
Actual	$1,000	$1,279.00	$11.11	1.95%
Hypothetical**	$1,000	$1,015.25	$9.82	1.95%
Advisor Class
Actual	$1,000	$1,284.30	$5.37	0.94%
Hypothetical**	$1,000	$1,020.30	$4.75	0.94%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period), respectively.

**	Assumes 5% annual return before expenses.

10 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY

November 30, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $382.2

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Texas Capital Bancshares, Inc.	$6,410,333	1.7%

Dana, Inc.	6,383,471	1.7

Regal Beloit Corp.	6,293,645	1.6

BankUnited, Inc.	6,249,478	1.6

Ruth’s Hospitality Group, Inc.	6,180,340	1.6

SkyWest, Inc.	6,060,900	1.6

Herc Holdings, Inc.	6,037,884	1.6

Shey Group, Inc. (The)	5,922,671	1.6

GATX Corp.	5,824,873	1.5

Kennametal, Inc.	5,650,710	1.5

	$61,014,305	16.0%

1	All data are as of November 30, 2020. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 11

PORTFOLIO OF INVESTMENTS

November 30, 2020

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.6%
Financials – 26.5%
Banks – 17.6%
1st Source Corp.	86,226	$3,217,954
Associated Banc-Corp.	200,060	3,064,919
Bank of Marin Bancorp	77,292	2,682,032
Carter Bankshares, Inc.	258,437	2,421,555
First Horizon Corp.	267,970	3,274,593
Harborone Northeast Bancorp	454,585	4,459,479
Heritage Financial Corp./WA	173,342	4,033,668
Independent Bank Group, Inc.	82,010	4,601,581
Pacific Premier Bancorp, Inc.	139,314	4,015,029
Sandy Spring Bancorp, Inc.	111,471	3,283,936
Sterling Bancorp/DE	281,420	4,497,092
Synovus Financial Corp.	177,225	5,594,993
Texas Capital Bancshares, Inc.(a)	114,675	6,410,333
TriCo Bancshares	132,283	4,333,591
Umpqua Holdings Corp.	259,364	3,602,566
Webster Financial Corp.	141,453	5,352,582
Zions Bancorp NA	63,873	2,464,859

		67,310,762

Capital Markets – 2.5%
Moelis & Co.	111,298	4,367,334
Stifel Financial Corp.	76,460	5,298,678

		9,666,012

Insurance – 2.3%
Hanover Insurance Group, Inc. (The)	38,210	4,292,893
Selective Insurance Group, Inc.	71,812	4,439,418

		8,732,311

Thrifts & Mortgage Finance – 4.1%
BankUnited, Inc.	219,203	6,249,478
Essent Group Ltd.	89,848	3,940,733
WSFS Financial Corp.	138,763	5,291,033

		15,481,244

		101,190,329

Consumer Discretionary – 20.2%
Auto Components – 2.7%
Cooper Tire & Rubber Co.	101,063	4,015,233
Dana, Inc.	379,066	6,383,471

		10,398,704

Diversified Consumer Services – 2.3%
Hillenbrand, Inc.	112,420	4,212,377
Houghton Mifflin Harcourt Co.(a)	576,545	1,735,401
Regis Corp.(a)(b)	331,862	2,817,508

		8,765,286

12 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 4.5%
El Pollo Loco Holdings, Inc.(a)	259,759	$4,070,424
Hilton Grand Vacations, Inc.(a)	128,700	3,570,138
Papa John’s International, Inc.	41,331	3,321,359
Ruth’s Hospitality Group, Inc.	396,939	6,180,340

		17,142,261

Household Durables – 2.4%
KB Home	142,080	5,001,216
Taylor Morrison Home Corp. – Class A(a)	167,878	4,243,956

		9,245,172

Leisure Products – 1.0%
Malibu Boats, Inc.(a)	63,577	3,623,253

Specialty Retail – 2.8%
Citi Trends, Inc.	120,331	4,078,018
Foot Locker, Inc.	108,150	4,044,810
Williams-Sonoma, Inc.	24,570	2,689,678

		10,812,506

Textiles, Apparel & Luxury Goods – 4.5%
Crocs, Inc.(a)	25,296	1,489,681
Kontoor Brands, Inc.(a)(b)	96,170	4,007,404
Oxford Industries, Inc.	92,835	5,179,265
Skechers U.S.A., Inc. – Class A(a)	80,207	2,684,528
Steven Madden Ltd.	120,880	3,804,094

		17,164,972

		77,152,154

Industrials – 18.5%
Aerospace & Defense – 1.1%
AAR Corp.	146,510	4,156,489

Airlines – 1.6%
SkyWest, Inc.	141,181	6,060,900

Building Products – 1.0%
Masonite International Corp.(a)	36,972	3,699,049

Commercial Services & Supplies – 0.9%
Herman Miller, Inc.	100,430	3,579,325

Construction & Engineering – 1.2%
Primoris Services Corp.	199,083	4,827,763

Electrical Equipment – 2.4%
EnerSys	34,200	2,797,902
Regal Beloit Corp.	52,870	6,293,645

		9,091,547

Machinery – 6.6%
Blue Bird Corp.(a)	240,970	3,954,318

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Crane Co.	7,202	$500,755
Kennametal, Inc.	161,495	5,650,710
REV Group, Inc.	418,770	3,869,435
Shey Group , Inc. (The)	228,410	5,922,671
Terex Corp.	169,230	5,246,130

		25,144,019

Trading Companies & Distributors – 3.7%
GATX Corp.	73,030	5,824,873
Herc Holdings, Inc.(a)	105,410	6,037,884
MRC Global, Inc.(a)	422,796	2,443,761

		14,306,518

		70,865,610

Real Estate – 7.0%
Equity Real Estate Investment Trusts (REITs) – 7.0%
Armada Hoffler Properties, Inc.	184,828	1,961,025
City Office REIT, Inc.	228,865	2,007,146
Cousins Properties, Inc.	107,123	3,578,979
Independence Realty Trust, Inc.	354,719	4,568,781
National Storage Affiliates Trust	88,490	3,006,890
Physicians Realty Trust	214,236	3,716,995
RLJ Lodging Trust	258,590	3,188,415
STAG Industrial, Inc.	155,235	4,622,898

		26,651,129

Materials – 6.8%
Chemicals – 3.9%
AdvanSix, Inc.(a)	122,222	2,171,885
GCP Applied Technologies, Inc.(a)	106,836	2,509,578
Innospec, Inc.	16,493	1,357,209
Orion Engineered Carbons SA	340,494	5,298,087
Trinseo SA	96,154	3,652,890

		14,989,649

Containers & Packaging – 0.9%
Graphic Packaging Holding Co.	233,161	3,572,026

Metals & Mining – 2.0%
Carpenter Technology Corp.	133,915	3,272,883
Schnitzer Steel Industries, Inc. – Class A	168,030	4,304,928

		7,577,811

		26,139,486

Information Technology – 6.8%
Communications Equipment – 1.2%
Casa Systems, Inc.(a)	478,161	2,539,035
NetScout Systems, Inc.(a)	94,402	2,210,895

		4,749,930

14 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Electronic Equipment, Instruments & Components – 1.1%
Belden, Inc.	106,942	$4,115,128

IT Services – 0.7%
Unisys Corp.(a)	187,977	2,740,705

Semiconductors & Semiconductor Equipment – 1.6%
Kulicke & Soffa Industries, Inc.	101,310	3,084,889
MagnaChip Semiconductor Corp.(a)(b)	203,048	2,850,794

		5,935,683

Software – 1.4%
A10 Networks, Inc.(a)	228,490	1,823,350
CommVault Systems, Inc.(a)	77,202	3,687,168

		5,510,518

Technology Hardware, Storage & Peripherals – 0.8%
NCR Corp.(a)	103,427	2,861,825

		25,913,789

Consumer Staples – 3.3%
Beverages – 1.1%
Primo Water Corp.	285,211	4,286,721

Food Products – 2.2%
Hain Celestial Group, Inc. (The)(a)(b)	125,154	4,818,429
Nomad Foods Ltd.(a)	146,689	3,542,540

		8,360,969

		12,647,690

Energy – 3.3%
Energy Equipment & Services – 2.7%
Cactus, Inc. – Class A	161,310	3,742,392
Dril-Quip, Inc.(a)	120,930	3,436,831
Helix Energy Solutions Group, Inc.(a)	792,746	2,980,725

		10,159,948

Oil, Gas & Consumable Fuels – 0.6%
HollyFrontier Corp.	103,750	2,426,712

		12,586,660

Utilities – 2.1%
Electric Utilities – 0.7%
PNM Resources, Inc.	51,077	2,508,391

Gas Utilities – 1.1%
Southwest Gas Holdings, Inc.	65,190	4,188,458

Multi-Utilities – 0.3%
Black Hills Corp.	21,841	1,328,588

		8,025,437

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care – 1.7%
Health Care Providers & Services – 0.9%
MEDNAX, Inc.(a)	14,807	$299,249
Molina Healthcare, Inc.(a)	15,847	3,234,848

		3,534,097

Life Sciences Tools & Services – 0.8%
ICON PLC(a)	15,645	3,048,898

		6,582,995

Communication Services – 1.4%
Media – 1.4%
Criteo SA (Sponsored ADR)(a)	272,957	5,287,178

Total Common Stocks (cost $349,221,098)		373,042,457

SHORT-TERM INVESTMENTS – 2.0%
Investment Companies – 2.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.04%(c)(d)(e) (cost $7,796,842)	7,796,842	7,796,842

Total Investments Before Security Lending Collateral for Securities Loaned – 99.6% (cost $357,017,940)		380,839,299

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.4%
Investment Companies – 0.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.04%(c)(d)(e) (cost $1,452,615)	1,452,615	1,452,615

Total Investments – 100.0% (cost $358,470,555)		382,291,914
Other assets less liabilities – 0.0%		(105,161)

Net Assets – 100.0%		$382,186,753

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

16 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

November 30, 2020

Assets
Investments in securities, at value
Unaffiliated issuers (cost $349,221,098)	$373,042,457	(a)
Affiliated issuers (cost $9,249,457—including investment of cash collateral for securities loaned of $1,452,615)	9,249,457
Receivable for investment securities sold	1,435,737
Receivable for capital stock sold	596,233
Unaffiliated dividends and interest receivable	282,009
Affiliated dividends receivable	202

Total assets	384,606,095

Liabilities
Payable for collateral received on securities loaned	1,452,615
Payable for investment securities purchased	345,625
Payable for capital stock redeemed	247,563
Advisory fee payable	229,644
Distribution fee payable	24,444
Administrative fee payable	13,645
Directors’ fees payable	5,534
Transfer Agent fee payable	3,309
Accrued expenses	96,963

Total liabilities	2,419,342

Net Assets	$382,186,753

Composition of Net Assets
Capital stock, at par	$3,229
Additional paid-in capital	386,137,202
Accumulated loss	(3,953,678)

	$382,186,753

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$127,580,515	10,863,271	$11.74	*

C	$286,538	25,515	$11.23

Advisor	$254,319,700	21,401,465	$11.88

(a)	Includes securities on loan with a value of $7,178,836 (see Note E).

*	The maximum offering price per share for Class A shares was $12.26 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 17

STATEMENT OF OPERATIONS

Year Ended November 30, 2020

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $40,585)	$5,092,931
Affiliated issuers	37,861
Securities lending income	8,252	$5,139,044

Expenses
Advisory fee (see Note B)	2,540,503
Distribution fee—Class A	297,639
Distribution fee—Class C	2,496
Transfer agency—Class A	41,238
Transfer agency—Class C	120
Transfer agency—Advisor Class	67,876
Custody and accounting	112,209
Administrative	75,503
Audit and tax	55,366
Registration fees	47,951
Legal	32,339
Printing	28,719
Directors’ fees	20,680
Miscellaneous	17,850

Total expenses	3,340,489
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(7,192)

Net expenses		3,333,297

Net investment income		1,805,747

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on investment transactions		(26,963,447)
Net change in unrealized appreciation/depreciation of investments		19,981,813

Net loss on investment transactions		(6,981,634)

Net Decrease in Net Assets from Operations		$(5,175,887)

See notes to financial statements.

18 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2020	Year Ended November 30, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,805,747	$1,194,055
Net realized gain (loss) on investment transactions	(26,963,447)	8,943,978
Net change in unrealized appreciation/depreciation of investments	19,981,813	6,024,450

Net increase (decrease) in net assets from operations	(5,175,887)	16,162,483
Distributions to Shareholders
Class A	(4,376,367)	(9,300,471)
Class C	(7,131)	(8,159)
Advisor Class	(6,263,355)	(7,499,581)
Capital Stock Transactions
Net increase	20,041,007	54,451,039

Total increase	4,218,267	53,805,311
Net Assets
Beginning of period	377,968,486	324,163,175

End of period	$382,186,753	$377,968,486

See notes to financial statements.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 19

NOTES TO FINANCIAL STATEMENTS

November 30, 2020

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 15 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Small Cap Value Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock

20 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 21

NOTES TO FINANCIAL STATEMENTS (continued)

pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be

22 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2020:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$373,042,457		$	– 0	–	$	– 0	–	$373,042,457
Short-Term Investments	7,796,842			– 0	–		– 0	–	7,796,842
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,452,615			– 0	–		– 0	–	1,452,615

Total Investments in Securities	382,291,914			– 0	–		– 0	–	382,291,914
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$382,291,914		$	– 0	–	$	– 0	–	$382,291,914

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 23

NOTES TO FINANCIAL STATEMENTS (continued)

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these

24 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .80% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transactions costs) on an annual basis (the “Expense Caps”) to 1.25%, 2.00%, and 1.00% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. For the year ended November 30, 2020, there were no such reimbursements. The Expense Caps may not be terminated by the Adviser before February 28, 2021. Any fees waived and expenses borne by the Adviser through December 2, 2015 are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee were waived or the expense were borne; such waivers that were subject to repayment amounted to $300,074 and $1,186 for the period ended November 30, 2015 and the year ended November 30, 2016, respectively. During the years ended November 30, 2019, November 30, 2018 and November 30, 2017, the Fund made repayments to the Adviser in the amount of $1,186, $163,284 and $35,439, respectively. In any case, no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the net fee percentages set forth above.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2020, the reimbursement for such services amounted to $75,503.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $55,620 for the year ended November 30, 2020.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 25

NOTES TO FINANCIAL STATEMENTS (continued)

The Distributor has advised the Fund that it has retained front-end sales charges of $100 from the sale of Class A shares and received $0 and $200 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended November 30, 2020.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2020, such waiver amounted to $7,094.

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2020 is as follows:

Fund	Market Value 11/30/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$15,454	$81,983	$89,641	$7,796	$38
Government Money Market Portfolio*	464	6,780	5,791	1,453	0	**

Total				$9,249	$38

*	Investments of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its

26 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $33 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 27

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2020 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$160,930,404		$149,720,734
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$359,640,098

Gross unrealized appreciation	$53,316,710
Gross unrealized depreciation	(30,664,894)

Net unrealized appreciation	$22,651,816

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended November 30, 2020.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized

28 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 29

NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions surrounding securities lending for the year ended November 30, 2020 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$7,178,836	$1,452,615	$6,075,759	$7,812	$440	$98

*	As of November 30, 2020.

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended November 30, 2020		Year Ended November 30, 2019	Year Ended November 30, 2020		Year Ended November 30, 2019

Class A
Shares sold	2,737,831		419,752	$24,294,434		$4,865,731

Shares issued in reinvestment of distributions	352,586		817,078	4,280,393		9,151,275

Shares converted from Class C	– 0	–	93	– 0	–	1,114

Shares redeemed	(5,410,998)		(2,334,788)	(52,899,714)		(27,081,220)

Net decrease	(2,320,581)		(1,097,865)	$(24,324,887)		$(13,063,100)

Class C
Shares sold	7,825		15,541	$69,019		$173,638

Shares issued in reinvestment of distributions	454		692	5,302		7,506

Shares converted to Class A	– 0	–	(97)	– 0	–	(1,114)

Shares redeemed	(6,049)		(5,376)	(58,445)		(60,529)

Net increase	2,230		10,760	$15,876		$119,501

Advisor Class
Shares sold	10,052,164		7,182,321	$95,587,577		$84,404,519

Shares issued in reinvestment of distributions	452,381		584,156	5,541,673		6,600,965

Shares redeemed	(6,180,228)		(2,013,128)	(56,779,232)		(23,610,846)

Net increase	4,324,317		5,753,349	$44,350,018		$67,394,638

30 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may underperform the market generally.

Capitalization Risk—Investments in small-capitalization companies may be more volatile than investments in large capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Industry/Sector Risk—Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Fund’s investments.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 31

NOTES TO FINANCIAL STATEMENTS (continued)

of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2020.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2020 and November 30, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$6,301,788	$3,838,462
Net long-term capital gains	$4,345,065	$12,969,749

Total taxable distributions paid	$10,646,853	$16,808,211

32 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

As of November 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,749,697
Accumulated capital and other losses	(28,355,191	)(a)
Unrealized appreciation/(depreciation)	22,651,816	(b)

Total accumulated earnings/(deficit)	$(3,953,678)

(a)	As of November 30, 2020, the Fund had a net capital loss carryforward of $28,355,191.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2020, the fund had a net long-term capital loss carryforward of $28,355,191, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 33

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended November 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 12.40	$ 12.59	$ 14.01	$ 12.65	$ 10.64

Income From Investment Operations

Net investment income (loss)(a)(b)	.04	.03	(.01)	(.02)	(.01)

Net realized and unrealized gain (loss) on investment transactions	(.37)	.43	(.65)	1.45	2.07

Net increase (decrease) in net asset value from operations	(.33)	.46	(.66)	1.43	2.06

Less: Dividends and Distributions

Dividends from net investment income	(.02)	– 0	–	– 0	–	– 0	–	(.01)

Distributions from net realized gain on investment transactions	(.31)	(.65)	(.76)	(.07)	(.04)

Total dividends and distributions	(.33)	(.65)	(.76)	(.07)	(.05)

Net asset value, end of period	$ 11.74	$ 12.40	$ 12.59	$ 14.01	$ 12.65

Total Return

Total investment return based on net asset value(c)	(2.71)%	4.22%	(4.97)%	11.35%	19.52%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$127,581	$163,493	$179,874	$197,908	$140,096

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	1.20%	1.20%	1.24%	1.24%	1.25%

Expenses, before waivers/reimbursements(d)‡	1.21%	1.20%	1.25%	1.25%	1.43%

Net investment income (loss)(b)	.40%	.24%	(.07)%	(.18)%	(.12)%

Portfolio turnover rate	48%	40%	42%	36%	51%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.01%	.01%	.01%

See footnote summary on page 37.

34 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended November 30,
	2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 11.93	$ 12.23	$ 13.72	$ 12.48	$ 10.56

Income From Investment Operations

Net investment loss(a)(b)	(.04)	(.06)	(.11)	(.12)	(.09)

Net realized and unrealized gain (loss) on investment transactions	(.35)	.41	(.62)	1.43	2.05

Net increase (decrease) in net asset value from operations	(.39)	.35	(.73)	1.31	1.96

Less: Distributions

Distributions from net realized gain on investment transactions	(.31)	(.65)	(.76)	(.07)	(.04)

Net asset value, end of period	$ 11.23	$ 11.93	$ 12.23	$ 13.72	$ 12.48

Total Return

Total investment return based on net asset value(c)	(3.41)%	3.40%	(5.62)%	10.53%	18.62%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$287	$278	$153	$41	$53

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	1.97%	1.97%	1.99%	1.99%	2.00%

Expenses, before waivers/reimbursements(d)‡	1.97%	1.97%	2.00%	2.07%	2.31%

Net investment loss(b)	(.37)%	(.54)%	(.82)%	(.94)%	(.84)%

Portfolio turnover rate	48%	40%	42%	36%	51%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.01%	.01%	.01%

See footnote summary on page 37.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 35

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended November 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 12.54	$ 12.73	$ 14.12	$ 12.71	$ 10.66

Income From Investment Operations

Net investment income(a)(b)	.07	.06	.03	.01	.01

Net realized and unrealized gain (loss) on investment transactions	(.36)	.43	(.66)	1.47	2.09

Net increase (decrease) in net asset value from operations	(.29)	.49	(.63)	1.48	2.10

Less: Dividends and Distributions

Dividends from net investment income	(.06)	(.03)	– 0	–	– 0	–	(.01)

Distributions from net realized gain on investment transactions	(.31)	(.65)	(.76)	(.07)	(.04)

Total dividends and distributions	(.37)	(.68)	(.76)	(.07)	(.05)

Net asset value, end of period	$ 11.88	$ 12.54	$ 12.73	$ 14.12	$ 12.71

Total Return

Total investment return based on net asset value(c)	(2.42)%	4.41%	(4.70)%	11.69%	19.74%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$254,319	$214,197	$144,136	$73,679	$7,635

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	.96%	.95%	.99%	.99%	1.00%

Expenses, before waivers/reimbursements(d)‡	.96%	.96%	1.00%	1.00%	1.19%

Net investment income(b)	.67%	.48%	.20%	.07%	.11%

Portfolio turnover rate	48%	40%	42%	36%	51%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.01%	.01%	.01%

See footnote summary on page 37.

36 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended November 30, 2018, November 30, 2017 and November 30, 2016, such waiver amounted to .01%, .01% and .01%, respectively.

See notes to financial statements.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 37

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB Small Cap Value Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Small Cap Value Portfolio (the “Fund”) (one of the funds constituting AB Cap Fund, Inc. (the “Company”)), including the portfolio of investments, as of November 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Cap Fund, Inc.) at November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures

38 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 27, 2021

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 39

2020 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2020. For individual shareholders, the Fund designates 55.66% of dividends paid as qualified dividend income. For corporate shareholders, 51.41% of dividends paid qualify for the dividends received deduction. The Fund designates $4,345,065 of dividends paid as long-term capital gain dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2021.

40 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith*, President and Chief Executive Officer Jeanette W. Loeb(1) Carol J. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

James W. MacGregor(2), Vice President Erik A. Turenchalk(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent	Legal Counsel

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The management of, and investment decisions for, the Fund’s portfolio are made by the Small/Mid Cap Value Senior Investment Management Team. Messrs. MacGregor and Turenchalk are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

*	Mr. Keith is expected to retire from the Adviser effective June 30, 2021.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 41

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 60 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 79 (2005)

Private Investor since prior to 2016. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of the AB Funds since February 2014.

		74	None

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 43

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 69 (2020)	Private Investor since prior to 2016. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since 2020.	74	Moody’s Corporation since April 2011.

Michael J. Downey,## 77 (2005)	Private Investor since prior to 2016. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2016 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	74	None

44 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,## 72 (2006)	Private Investor since prior to 2016. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	74	None

Jeanette W. Loeb,## 68 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	74	Apollo Investment Corp. (business development company) since August 2011

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 45

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 65 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) since 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,## 68 (2008)	Private Investor since prior to 2016. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Earl D. Weiner,## 81 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	74	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#

Mr. Keith is an “interested director” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser. He is expected to retire from the Adviser effective June 30, 2021.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officers of the Fund

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith^ 60	President and Chief Executive Officer	See biography above.

James W. MacGregor 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also Head – US Value Equities since 2019; Chief Investment Officer of US Small and Mid-Cap Value Equities.

Erik A. Turenchalk 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016.

Emilie D. Wrapp 65	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2016.

Michael B. Reyes 44	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2016.

Joseph J. Mantineo 61	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2016.

Phyllis J. Clarke 60	Controller	Vice President of ABIS**, with which she has been associated since prior to 2016.

Vincent S. Noto 56	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2016.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

^	Mr. Keith is expected to retire from the Adviser effective June 30, 2021.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 49

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Small Cap Value Portfolio (the “Fund”) at a meeting held by video conference on May 5-7, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 51

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s prior Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s prior Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers

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receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended February 29, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 53

Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was

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likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level (which was well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 55

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

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NOTES

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 57

NOTES

58 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

NOTES

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 59

NOTES

60 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

AB SMALL CAP VALUE PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SCV-0151-1120

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr. and Jorge A. Bermudez qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB All Market Income	2019	$84,412	$—	$44,085
	2020	$84,412	$—	$33,141
AB Small Cap Value	2019	$31,404	$—	$33,180
	2020	$31,404	$—	$22,912
AB All China Equity	2019	$33,975	$—	$15,867
	2020	$33,975	$—	$19,956

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB All Market Income	2019	$788,141	$44,085
			$—
			$(44,085)
	2020	$917,084	$33,141
			$—
			$(33,141)
AB Small Cap Value	2019	$777,236	$33,180
			$—
			$(33,180)
	2020	$906,855	$22,912
			$—
			$(22,912)
AB All China Equity	2019	$759,922	$15,867
			$—
			$(15,867)
	2020	$903,899	$19,956
			$—
			$(19,956)

*	Fund liquidated.

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: January 29, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: January 29, 2021

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: January 29, 2021